                                                           [Fixed Rate Pool B-3]
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                                 LOAN AGREEMENT

           ARC COMMUNITIES 3 LLC, a Delaware limited liability company

                                       AND

    MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC., a New York corporation

                            Dated: As of May 2, 2002

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                          This Instrument Prepared by:

                            Kenneth J. Friedman, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                               75 East 55th Street
                            New York, New York 10022

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                                  (continued)

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        Section 7.2.      Subordination of Fees; Removal of Property

                                      -i-

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                                  (continued)

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        Section 9.5.      Additional Provisions relating to Ordinary
                          Capital Expenditure Funds and Capital

        Section 13.2.     Release of Portions of Mobile Gardens,
                          Overholser Village and Lakeside of the Palm

                                      -ii-

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                                  (continued)

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                                     -iii-

EXHIBITS

Exhibit A         Consolidated Summary of Capital Improvement Plan
Exhibit B         Intentionally Omitted
Exhibit C         Form of Note
Exhibit D         Form of Mortgage
Exhibit E         Form of Deed of Trust
Exhibit F         Form of Assignment of Leases and Rents
Exhibit G         Intentionally Omitted
Exhibit H         Intentionally Omitted
Exhibit I         Intentionally Omitted
Exhibit J         Intentionally Omitted
Exhibit K         Intentionally Omitted
Exhibit L         Intentionally Omitted
Exhibit M         Form of Annual Consolidated Operating Statement of Properties
                  (Section 5.1.8(ii))
Exhibit N         Form of Annual Operating and Capital Expenditure Budget
                  Section 5.1.8(iii))
Exhibit O         Form of Monthly Operating Statements
                  (Section 5.1.8(iv))
Exhibit P         Form of Quarterly Operating Statements (Section 5.1.8(v))
Exhibit Q         Intentionally Omitted
Exhibit R         Intentionally Omitted
Exhibit S         Form of Monthly Statement for ARC IV (Section 5.1.8(ix))
Exhibit T         Intentionally Omitted
Exhibit U         Insurance Requirements
Exhibit V         Form of Capital Improvement Reconciliation
Exhibit W         Intentionally Omitted
Exhibit X         Cap-X Information Sheet
Exhibit Y         Form of Certificate for Prepaid Rent
Exhibit Z         Form of Evidence of Payment of Taxes
Exhibit AA        Form of Rent Roll

SCHEDULES

Schedule 1        List of Properties and Portion of Principal Balance
                  allocated to each Property
Schedule 2        Capital Improvement Costs for Properties
Schedule 4.1.16   Trade Names
Schedule 4.1.21   Exceptions to Violations Representation
Schedule 4.1.22   Exceptions to Condemnation Representation

                                      -iv-

                                 LOAN AGREEMENT
                                  [Fixed Rate]

               THIS LOAN AGREEMENT made as of the 2nd day of May, 2002, among
MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC., a New York corporation having an office at 1585 Broadway, 38th Floor, New York, New York ("LENDER"), and ARC
COMMUNITIES 3 LLC, a Delaware limited liability company ("BORROWER") having an office c/o Affordable Residential Communities, 600 Grant Street, Suite 900,
Denver, Colorado 80203.

                              PRELIMINARY STATEMENT

               Borrower is a special purpose limited liability company
established for the sole purpose of the operation of real property on which manufactured home communities are located.

               ARC MEZZ 3 LLC, a Delaware limited liability company ("ARC
MEZZ"), is the owner and holder of a 100% membership interest in Borrower.

               ARC Real Estate Holdings, LLC, a Delaware limited liability company ("ARC"), is the owner and holder of a 100% membership interest in ARC
MEZZ.

               ARC Real Estate, LLC, a Delaware limited liability company ("ARC
LLC") is the owner and holder of 99% of the "Class B" member interest in ARC.

               Affordable Residential Communities, IV, LP, a Delaware limited partnership ("ARC IV") is the owner and holder of (i) 1% of the "Class B" member interest in ARC and the sole managing member thereof and (ii) a 100% membership interest in ARC LLC; and GMAC Commercial Mortgage Corporation ("GMAC") is the
owner and holder of 100% of the "Class A" member interest in ARC.

               ARC IV REIT,  Inc.,  a Maryland  corporation  ("ARC REIT") is the sole general partner of ARC IV.

               Lender has agreed on the terms, covenants and provisions of this
Agreement hereinafter set forth to extend a loan in the principal sum of
$53,000,782 (the "LOAN") to Borrower pursuant to which Lender will make the Loan to Borrower (i) to finance certain manufactured home community properties owned by Borrower and (ii) to finance the cost of certain capital improvements to be made at the Properties.

               NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, and to induce Lender to extend the Loan to Borrower, Borrower and
Lender hereby represent and warrant to and covenant and agree as follows:

                                   ARTICLE I.

                     DEFINITIONS; PRINCIPLES OF CONSTRUCTION

               SECTION 1.1.  Definitions. As used in this Agreement, the
following terms shall have the following definitions:

"ACCOUNTS" shall mean the Deposit Account, the Cash Management Account, the Tax
Account, the Insurance Premium Account, the Ordinary Capital Expenditures
Account, the Capital Improvement Account, the Operating Account and the Prepaid
Rent Account established in accordance with this Agreement and the Cash
Management Agreement.

"AFFILIATE" shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with any other Person. A Person shall be deemed to control another Person if the controlling Person owns fifty-one (51%) percent or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

"AGENT BANK" shall mean LaSalle Bank National Association, as agent and as securities intermediary with respect to the Agent Bank Accounts under the Cash
Management Agreement.

"AGREEMENT" shall mean this Agreement.

"ALLOCATED LOAN AMOUNT" shall mean the allocated Principal Balance of the Loan among the Properties, as set forth on SCHEDULE 1 opposite the trade name for each such Property.

"APPROVED ACCOUNTING FIRM" shall have the meaning given to such term in SECTION
2.5.1(VIII).

"ARC" shall have the meaning given to such term in the Preliminary Statement.

"ARC IV" shall have the meaning given to such term in the Preliminary Statement.

"ARC LLC" shall have the meaning given to such term in the Preliminary
Statement.

"ARC MEZZ" shall have the meaning given to such term in the Preliminary
Statement.

"ARC PROPERTIES" shall mean the manufactured home community properties owned by
ARC, as further described in Schedule 1.

"ARC REIT" shall have the meaning given to such term in the Preliminary
Statement.

"ASSIGNMENTS OF LEASES AND RENTS" shall mean the Assignments of Leases and Rents to be given by Borrower to Lender, as security for the payment of the Debt and constituting a first lien on all of Borrower's right, title and interest now owned or hereafter acquired in and to all Leases and Rents pertaining to or derived from the Properties, the form of which is attached to this

                                      -2-

Agreement as EXHIBIT F, as the same may from time to time be amended, modified, extended, supplemented, renewed, replaced or restated.

"AVAILABLE CASH FLOW" shall mean Underwritable Cash Flow, except that there shall be deducted from Gross Revenues in the definition of Underwritable Cash
Flow the fees and expenses payable to Property Manager under the Management
Agreement and in compliance with SECTION 5.2.11 hereof.

"BORROWER" shall have the meaning given to such term in the preamble to this
Agreement.

"BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a legal holiday on which national banks are not open for general business in (i) the
State of New York (ii) the state where the corporate trust office of the Trustee is located or (iii) the state where servicing offices of the Servicer are located.

"CAPITAL IMPROVEMENT ACCOUNT" shall have the meaning given to such term in
SECTION 9.9.

"CAPITAL IMPROVEMENT COSTS" shall mean, with respect to a particular Property, the cost associated with the Capital Improvement Plan for such Property.

"CAPITAL IMPROVEMENT FUNDS" shall have the meaning given to such term in SECTION
9.4.1.

"CAPITAL IMPROVEMENT PLAN" shall mean, with respect to a particular Property, the capital improvement plan for such Property approved by Lender, which plan shall contain the anticipated date of completion for each capital improvement and a consolidated summary of such capital improvement plan in the form of
EXHIBIT A attached hereto.

"CAPITAL WORK" shall mean any item of work specified in the Capital Improvement
Plan or other item of work at the Property which would constitute a capital item entitled to be capitalized in accordance with GAAP.

"CASH AND CASH EQUIVALENTS" shall mean any or a combination of currency of the government of the United States of America and U.S. Government Obligations.

"CASH MANAGEMENT ACCOUNT" shall have the meaning given to such term in
SECTION 9.9.

"CASH MANAGEMENT AGREEMENT" shall mean the Cash Management Agreement dated as of the date hereof entered into among Borrower, Property Manager, Lender, Agent
Bank and Deposit Bank, as the same may from time to time be amended, modified, extended, supplemented, renewed, replaced or restated.

"CASUALTY RETAINAGE" shall have the meaning given to such term in SECTION 6.1.1.

"CERTIFIED INSURANCE AMOUNT" shall have the meaning given to such term in
SECTION 9.2.2.

"CERTIFIED TAX AMOUNT" shall have the meaning given to such term in
SECTION 9.1.2.

"CLOSING DATE" shall mean May 2, 2002.

                                      -3-

"CONDEMNATION RETAINAGE" shall have the meaning given to such term in
SECTION 6.2.

"CONSULTANT" shall mean an independent consulting engineer selected by Lender.

"DAMAGED PROPERTY" shall have the meaning given to such term in SECTION 6.1.

"DEBT" shall mean all principal, interest, additional interest and other sums of any nature whatsoever which may or shall become due and payable to Lender in accordance with the provisions of the Loan Documents.

"DEBT SERVICE" shall mean, with respect to any period of time an amount equal to the Principal Balance of the Loan multiplied by the Interest Rate multiplied by a fraction, the numerator of which is the number of days in such period of time, and the denominator of which is 360.

"DEBT SERVICE COVERAGE RATIO" shall mean, for the relevant computation period, the ratio of Underwritable Cash Flow of the Properties to the Debt Service on
the Principal Balance of the Loan. Except as otherwise set forth herein, the
Debt Service Coverage Ratio shall be calculated by Borrower on a calendar quarter basis and shall be subject to verification and final determination by
Lender which determination shall be conclusive and binding on Borrower absent manifest error.

"DEFAULT" as used in this Agreement shall mean the occurrence of any default by
Borrower or any other Person in the observance or performance of any of the terms, covenants or provisions of this Agreement, the Note, the Mortgages or the other Loan Documents on the part of Borrower or such other Person to be observed or performed without regard to whether such default constitutes or would upon notice or lapse of time, or both, constitute an Event of Default under this
Agreement, the Note, the Mortgages or the other Loan Documents or the other ARC
Loan Documents.

"DEFAULT RATE" shall mean a rate per annum equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) three percent (3%) plus the
Interest Rate.

"DEFEASANCE COLLATERAL" shall mean U.S. Government Obligations, which provide payments (i) on or prior to, but as close as possible to, the Business Day immediately preceding the Monthly Payment Date under the Note after the
Defeasance Date and (ii) in amounts equal to or greater than the Scheduled
Defeasance Payments and other scheduled payment dates.

"DEFEASANCE COLLATERAL ACCOUNT" shall have the meaning set fort in
SECTION 2.5.2.

"DEFEASANCE DATE" shall have the meaning set fort in SECTION 2.5.1(A)(I).

"DEFEASANCE EVENT" shall have the meaning set forth in SECTION 2.5.1(A).

"DEPOSIT BANK" shall mean Compass Bank, an Alabama banking corporation, as deposit bank under the Cash Management Agreement.

"ELIGIBLE ACCOUNT" shall mean a separate and identifiable account from all other funds held by the holding institution that is either (i) an account or accounts maintained with a federal or state-

                                      -4-

chartered depository institution or trust company which complies with the definition of Eligible Institution or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company is subject to regulations substantially similar to 12 C.F.R. ss.9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

"ELIGIBLE INSTITUTION" shall mean a depository institution or trust company insured by the Federal Deposit Insurance Corporation the short term unsecured debt obligations or commercial paper of which are rated at least A-1 by Standard
& Poor's Ratings Services, P-1 by Moody's Investors Service, Inc. and F-1+ by
Fitch, Inc. in the case of accounts in which funds are held for thirty (30) days or less or, in the case of accounts in which funds are held for more than thirty
(30) days, the long term unsecured debt obligations of which are rated at least
"AA" by Fitch, and S&P and "Aa2" by Moody's. For purposes of this Agreement only, as of the Closing Date, Deposit Bank is deemed to be an Eligible
Institution provided; however, that in the event the long and/or short-term credit rating of the Deposit Bank is downgraded (or withdrawn) by any of the
Rating Agencies from its credit rating as of the Effective Date, the Deposit
Bank shall no longer be deemed an Eligible Institution unless Borrower shall secure from the Rating Agencies a Rating Confirmation letter within thirty (30)
days of such downgrade.

"ENVIRONMENTAL REQUIREMENTS" shall mean, collectively, all present and future laws, statutes, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgments, directives or the equivalent of or by any
Governmental Authority and relating to or addressing the protection of the environment or human health.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

"EVENTS OF DEFAULT" shall have the meaning given to such term in SECTION 10.1.

"EXCHANGE ACT" shall have the meaning given such term in SECTION 12.3.

"EXPOSURE FEE" shall mean a fee equal to $948,171 paid by Borrower to Lender.

"FASIT" shall mean Financial Asset Securitization Investment Trust.

"FINANCING STATEMENTS" shall mean Uniform Commercial Code Financing Statements, in form and content acceptable to Lender.

"FIRREA" shall mean the Financial Institutions Reform, Recovery and Enforcement
Act.

"GAAP" shall mean generally accepted accounting practices consistently applied.

"GMAC" shall have the meaning given to such term in the Preliminary Statement.

                                      -5-

"GOVERNMENTAL AUTHORITY" shall mean any court or governmental board, agency, commission, office or authority of any nature whatsoever or any governmental unit or political subdivision thereof (federal, state, district, municipal, city, foreign or otherwise) whether now or hereafter in existence, exercising executive, legislative, judicial, regulatory or administrative functions.

"GROSS REVENUE" shall mean, with respect to a particular period of time, all revenue of Borrower during such period relating to the ownership and operation of the Properties to be included in the calculation or in connection with any services, equipment or furnishing provided in connection with the operation of such Properties from whatever source, including but not limited to, Rents
(excluding security deposits until such time as they may become available to
Borrower for application to a tenant's obligations), but excluding revenues derived from (i) the rental of manufactured homes and (ii) sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any Governmental Authority, non-recurring revenues as determined by Lender, refunds and uncollectible accounts, proceeds of casualty insurance and condemnation awards (other than business interruption or other loss of income insurance), and any disbursements to Borrower of the Required Reserve Funds or any other fund established by the Loan Documents. Gross Revenues shall be determined in a manner consistent with GAAP.

"GUARANTOR" shall mean collectively, ARC LLC and ARC IV and any other Person now or hereafter guaranteeing all or any portion of the Debt or the performance by
Borrower of all or any of the obligations of Borrower under the Loan Documents.

"GUARANTY (RECOURSE OBLIGATIONS)" shall mean that certain Guaranty (Recourse
Obligations) dated as of the date hereof given by ARC LLC and ARC IV to Lender, as the same may from time to time be amended, modified, extended, supplemented, renewed, replaced or restated.

"HAZARDOUS MATERIAL" shall mean any material or substance that, whether by its nature or use, is now or hereafter defined as a hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and which is now or hereafter regulated under any Environmental Requirement, or which is or contains petroleum, gasoline, diesel fuel or another petroleum hydrocarbon product.

"HAZARDOUS MATERIAL GUARANTY AND INDEMNIFICATION AGREEMENT" shall mean that certain Hazardous Material Guaranty and Indemnification Agreement dated the date hereof given by Borrower, ARC IV and ARC LLC to Lender, as the same may from time to time be amended, modified, extended, supplemented, renewed, replaced or restated.

"INDEPENDENT DIRECTOR" and "INDEPENDENT MANAGER" shall mean an individual reasonably satisfactory to Lender who shall not have been at the time of such individual's appointment, may not have been at any time during the preceding five (5) years and shall not during its tenure as Independent Director or
Independent Manager be (i) a shareholder, director, officer, employee, partner, member, attorney or counsel of Borrower or any of its members, subsidiaries or affiliates, (ii) a customer of, or supplier to, or any other Person who derives any of its purchases or revenues for its activities with Borrower or any of its members, subsidiaries or Affiliates, (iii) a person or other entity controlling or under common control with any such member,

                                      -6-

customer, supplier or other Person, or (iv) a member of the immediate family of any such shareholder, director, officer, employee, partner, customer, supplier or other Person. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise.

"INITIAL INTEREST PERIOD" shall mean, the period commencing on the date hereof and ending on the day immediately preceding the first (1st) day of the first
(1st) full month following the date hereof.

"INSURANCE POLICIES" shall have the meaning given to such term in SECTION 6.1.

"INSURANCE PREMIUM ACCOUNT" shall have the meaning given to such term in
SECTION 9.9.

"INSURANCE PREMIUM FUNDS" shall have the meaning given to such term in
SECTION 9.2.1.

"INSURANCE PREMIUMS" shall have the meaning given to such term in SECTION 6.1.

"INTEREST PERIOD" shall mean (a) the Initial Interest Period, and (b) for each period thereafter, the period commencing on the first (1st) day of each calendar month during the term of the Loan and ending on the last day of such calendar month.

"INTEREST RATE" shall mean a rate per annum equal to 7.35%.

"INTERNAL REVENUE CODE" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute.

"INVESTOR ACCOUNT" shall have the meaning as defined in the Cash Management
Agreement.

"LEASES" shall mean collectively all leases, licenses and other agreements now or hereafter entered into and affecting or relating to the use or occupancy of the Properties or any portion thereof.

"LEGAL REQUIREMENTS" shall mean all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting Borrower or the
Properties or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, including, without limitation, the Americans with Disabilities Act of 1990, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting the Properties or any part thereof, including, without limitation, any which may (i) require repairs, modifications or alterations in or to the
Properties or any part thereof, or (ii) in any way limit the use and operation thereof as it is currently being utilized.

"LENDER" shall have the meaning given to such term in the Preamble.

"LENDER GROUP" shall have the meaning given to such term in SECTION 12.3.

                                      -7-

"LETTER OF CREDIT" shall mean an irrevocable, unconditional, transferable, clean sight draft letter of credit acceptable to Lender and the Rating Agencies
(either an evergreen letter of credit or one which does not expire until at least thirty (30) Business Days after the Maturity Date) in favor of Lender and entitling Lender to draw thereon in New York, New York, issued by a domestic
Eligible Institution or the U.S. agency or branch of a foreign Eligible
Institution, or if there are no domestic U.S. agencies or branches of a foreign
Eligible Institution then issuing letters of credit, then such letter of credit may be issued by a domestic bank, the long term unsecured debt rating of which is the highest such rating then given by the Rating Agencies to a domestic commercial bank. If at any time the bank issuing any such Letter of Credit shall cease to be an Eligible Institution, Lender shall have the right immediately to draw down the Letter of Credit in full and hold the proceeds of such draw in accordance with the applicable provisions hereof.

"LIABILITIES" shall have the meaning given to such term in SECTION 12.3.

"LOAN" shall have the meaning given to such term in the Preliminary Statement.

"LOAN DOCUMENTS" shall collectively mean this Agreement, the Note, the
Mortgages, the Assignments of Leases and Rents, the Hazardous Material Guaranty
and Indemnification Agreement, Guaranty (Recourse Obligations), the Cash
Management Agreement and all other documents and instruments of any nature whatsoever now or hereafter executed and delivered in connection with this
Agreement or the Loan, as any of the same may from time to time be amended, modified, extended, supplemented, renewed, replaced or restated.

"MANAGEMENT AGREEMENT" shall mean that certain Property and Asset Management
Agreement dated May 2, 2002 entered into between Borrower and Property Manager, or such other management agreement with respect to the Properties as may be entered into by Borrower with the approval of Lender.

"MATURITY DATE" shall mean May 1, 2012.

"MAXIMUM LEGAL RATE" shall mean the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or the other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

"MAXIMUM LOAN TO VALUE RATIO" shall mean with respect to all Properties seventy-seven percent (77%).

"MONTHLY DEBT SERVICE PAYMENT AMOUNT" shall mean an amount equal to the interest, computed at the Applicable Interest Rate, due on the outstanding balance of the Loan on any given Monthly Payment Date, plus a monthly amortization payment as set forth on Schedule 3.

"MONTHLY INSURANCE PREMIUM DEPOSIT" shall have the meaning given to such term in
SECTION 9.2.1.

"MONTHLY ORDINARY CAPITAL EXPENDITURES DEPOSIT" shall have the meaning given to such term in SECTION 9.3.1.

                                      -8-

"MONTHLY PAYMENT DATE" shall mean the first Business Day of every calendar month occurring during the term of the Loan.

"MONTHLY TAX DEPOSIT" shall have the meaning given to such term in
SECTION 9.1.1.

"MORTGAGES" shall mean fully cross defaulted and cross collateralized blanket mortgages and deeds of trust constituting a first lien on the fee estate of
Borrower in all Properties constituting collateral for the Loan executed and delivered by Borrower to or for the benefit of Lender and securing payment in full of the Debt, the forms of which are attached hereto as EXHIBITS D
(mortgage) and E (deed of trust), as the same may from time to time be amended, modified, extended, supplemented, renewed, replaced or restated.

"NET AWARD DEFICIENCY" shall have the meaning given to such term in SECTION 6.2.

"NET PROCEEDS" shall have the meaning given to such term in SECTION 6.1.1.

"NET PROCEEDS DEFICIENCY" shall have the meaning given to such term in
SECTION 6.1.1.

"NET RESTORATION AWARD" shall have the meaning given to such term in
SECTION 6.2.

"NON-CONSOLIDATION OPINION" shall have the meaning given to such term in the definition of the term "Single-Purpose" in this SECTION 1.1.

"NOTE" shall mean the consolidated, amended and restated note in the aggregate principal amount of $53,000,782 given by Borrower to Lender evidencing the Loan, which shall be in the form of EXHIBIT C as the same may from time to time be amended, modified, extended, supplemented, renewed, replaced or restated.

"OFFICER'S CERTIFICATE" shall mean a certificate delivered to Lender by Borrower which is signed by an authorized representative of Borrower.

"OPERATING ACCOUNT" shall have the meaning given to such term in SECTION 9.9.

"OPERATING EXPENSE" shall mean, with respect to any period of time, all costs and expenses paid (or due and payable) by Borrower (or by Property Manager for the account of Borrower) during such period relating to the operation, maintenance and management of the Properties to be included in the calculation, including, without limitation, utilities, repairs and maintenance, insurance, property taxes and assessments (which insurance, property taxes and assessments shall be calculated in accordance with GAAP), advertising expenses, payroll and related taxes, equipment lease payments permitted under the terms of this
Agreement, a management fee equal to the greater of (i) 4% of Gross Revenues of the Properties to be included in the calculation for the applicable period or
(ii) the actual management fees paid under the Management Agreement for such period, but excluding depreciation and amortization and any extraordinary non-recurring expenses. Operating Expenses shall be determined in a manner consistent with GAAP except as otherwise set forth herein. It is expressly understood that for purposes of calculating Operating Expenses, Operating
Expenses shall be deemed to include a $50 per annum capital expenditure allowance per pad site located at the Properties.

                                      -9-

"ORDINARY CAPITAL EXPENDITURES ACCOUNT" shall have the meaning given to such term in SECTION 9.9.

"ORDINARY CAPITAL EXPENDITURES FUNDS" shall have the meaning given to such term in SECTION 9.3.1.

"ORIGINATION FEE" shall have the meaning given to such term in SECTION 2.6.2.

"PERMITTED FUND MANAGER" means any entity which is not subject to a bankruptcy proceeding and either (a) as determined by Lender has been approved from time to time by the Rating Agencies as the general partner, managing member or fund manager of a Permitted Investment Fund or (b) a nationally-recognized manager of investment funds investing in debt or equity interests relating to commercial real estate which is investing through a fund which has committed capital of at least $250,000,000.

"PERMITTED INVESTMENT FUND" shall have the meaning set forth in the definition of Qualified Transferee.

"PERMITTED INVESTMENTS" shall have the meaning set forth in the Cash Management
Agreement.

"PERMITTED TITLE EXCEPTIONS" shall mean those matters set forth in the title insurance policies insuring the respective liens of the Mortgages and those matters otherwise approved by Lender.

"PERSON" shall mean an individual, a corporation, a firm, a limited or general partnership, a limited liability company, a limited liability partnership, an association, a joint venture or any other entity or organization, including a governmental or political subdivision or an agent or instrumentality thereof.

"PREPAID RENT ACCOUNT" shall have the meaning given to such term in SECTION 9.9.

"PREPAID RENT CERTIFICATE" shall have the meaning given to such term in
SECTION 9.7.1.

"PREPAID RENT FUNDS" shall have the meaning given to such term in SECTION 9.7.1.

"PREPAID RENTS" shall mean for purposes of SECTION 9.7 hereof, and, as of any given date during the term of the Loan, the amount of Rent paid by or for the benefit of a tenant under a Lease that exceeds the amount of Rent that has accrued and is due and payable through the last day of the calendar month in which such given date occurs, provided that, notwithstanding anything herein to the contrary, Prepaid Rent shall not include tenant security deposits.

"PRINCIPAL BALANCE" shall mean the outstanding principal balance of the Note.

"PROPERTY" shall mean individually and collectively the manufactured home communities owned by Borrower and which constitute collateral for the Loan including any personal property, equipment or manufactured home owned by
Borrower and located thereon or otherwise used in connection with the management thereof.

                                      -10-

"PROPERTY MANAGER" shall mean (i) ARC Management Services, Inc., a Delaware corporation, (ii) such other Qualified Manager of the Properties as may be approved by GMAC or a Qualified Transferee if GMAC or such Qualified Transferee shall become the managing member of ARC, or (iii) such other manager of the
Properties as may be approved by Lender in its sole and absolute discretion.

"QUALIFIED MANAGER" shall mean a reputable and experienced nationally-recognized manager having not less than five (5) years experience in the management of commercial properties similar in type and class as the manufactured home communities presently owned by Borrower and at the time of engagement as manager manage at least twenty-five (25) manufactured home communities similar to the
Properties, not including manufactured home communities owned by Borrower or any affiliate of Borrower.

"QUALIFIED TRANSFEREE" means (a) GMAC or any Affiliate of GMAC, or (b) one or more of the following: (i) a real estate investment trust, bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, (ii) investment company, money management firm or "qualified institutional buyer" within the meaning of Rule 144A under the
Securities Act of 1933, as amended, or an institutional "accredited investor"
within the meaning of Regulation D under the Securities Act of 1933, as amended, which is regularly engaged in the business of making debt and/or equity investments in real estate, (iii) a Qualified Trustee in connection with a securitization of, the creation of collateralized debt obligations ("CDO")
secured by or financing through an "owner trust" of, GMAC's equity investment in
ARC, so long as (I) the special servicer or manager of such securitization, CDO or trust has the Required Special Servicer Rating, (II) the "controlling class"
of such securitization vehicle is held by GMAC or a Qualified Transferee and
(III) the operative documents of the related securitization vehicle, CDO or financing must require that (x) the "controlling class" or "equity interest" in such securitization vehicle or CDO are owned by GMAC, a Qualified Transferee or a Permitted Investment Fund and (y) if any of the relevant trustee, special servicer, manager or controlling class fails to meet the requirements of such clause, such entity must be replaced by a qualifying entity within 30 days, (iv)
an investment fund, limited liability company, limited partnership or general partnership (a "Permitted Investment Fund") where GMAC or a Qualified Transferee or a Permitted Fund Manager acts as the general partner, managing member or fund manager and at least 50% of the equity interests in such Investment Fund are owned, directly or indirectly, by one or more of the following: GMAC, a
Qualified Transferee, an institutional "accredited investor", within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended, and/or a "qualified institutional buyer" or both within the meaning of Rule 144A promulgated under the Securities Exchange Act of 1934 (provided each institutional "accredited investor" or "qualified institutional buyer" meets the test set forth in clause (A) below), as amended, (v) any other entity (including any opportunity funds) regularly engaged in the business of making debt and/or equity investments in real estate which has been approved as a Qualified
Transferee hereunder by the Rating Agencies, (vi) an institution substantially similar to any of the foregoing entities described in clauses (b)(i) or (ii) of this definition, provided that any institution described in clauses (b)(i), (ii)
and (vi) of this definition (A) has total assets (in name or under management)
in excess of $650,000,000 (excluding its investment in ARC) and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholders' equity of $250,000,000 (excluding its investment in
ARC); and (B) is regularly

                                      -11-

engaged in the business of making debt and/or equity investments in real estate or (vii) any entity Controlled (as defined below) by any one or more of the entities described in clause (b) above. For purposes of this definition only,
"Control" means the ownership, directly or indirectly, in the aggregate of more than fifty percent (50%) of the beneficial ownership interest of an entity and the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise.

"QUALIFIED TRUSTEE" means (i) a corporation, national bank, national banking association or a trust company, organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority, (ii) an institution insured by the
Federal Deposit Insurance Corporation or (iii) an institution whose long-term senior unsecured debt is rated either of the then in effect top two rating categories of S&P and either Fitch or Moody's (provided, however, if the Loan has been Securitized, the rating requirement of any Rating Agency which has not rated such transactions will be disregarded).

"RATING AGENCIES" shall mean Standard & Poor's Ratings Services, Moody's
Investors Service, Inc. and Fitch, Inc. or, if any such corporation shall for any reason no longer perform the functions of a securities rating agency, any other nationally recognized statistical rating agency designated by Lender.

"RATING CONFIRMATION" with respect to the matter in question, shall mean that as a condition precedent thereto one or more of the Rating Agencies shall have confirmed in writing that such action shall not result, in and of itself, in a downgrade, withdrawal or qualification to any rating then assigned to any outstanding Securities.

"REGISTRATION STATEMENT" shall have the meaning given to such term in SECTION
12.3.

"REGULATION D, G, T, V AND X" shall mean, respectively, Regulation D, G, T, V and X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

"REQUIRED SPECIAL SERVICER RATING" means a special servicer rating of "CSS1" in the case of Fitch, a servicer on its approved list of special servicers in the case of S&P and, in the case of Moody's, such special servicer is acting as special servicer in a commercial mortgage loan securitization that was rated by
Moody's within the six month period prior to the date of determination and
Moody's has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such special servicer as special servicer of such commercial mortgage securities provided, however, if the Loan has been Securitized, the rating requirement of any Rating Agency which has not rated such transaction shall be disregarded.

"RELEASE DATE" shall mean the date that is two (2) years from (i) the "startup day" (within the meaning of Section 860G(a)(9) of the Code) of the REMIC Trust
established in connection with

                                      -12-

the last Securitization involving any portion of the Loan or (ii) the last date of a Secondary Market Transaction arranged by Lender.

"RELEASE PARCEL(S)" shall have the meaning given to such term in Section 13.2.

"REMIC TRUST" shall mean a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code that holds the Note.

"RENT ROLLS" shall mean the rent rolls for the Properties delivered by Borrower to Lender in connection with the Loan.

"RENTS" shall mean all rents, income, receipts, accounts, accounts receivable, royalties, issues, profits, rent equivalent income, security deposits, insurance proceeds, tax refunds and any other revenues, income benefits or proceeds of any nature whatsoever generated by, arising from or otherwise relating to the
Properties or any portion thereof excluding rent collected for the rental of manufactured homes, storage sheds or other assets which are not owned by the
Borrower.

"REQUIRED RESERVE FUNDS" shall mean, collectively, the Tax Funds, the Insurance
Premium Funds, the Capital Improvement Funds, and the Ordinary Capital Reserve
Funds or any other reserves required hereunder.

"SCHEDULED DEFEASANCE PAYMENTS" shall mean in the case of a (i) full Defeasance
Event, the scheduled payments of interest and principal under the Note for all
Monthly Payment Dates occurring after the Defeasance Date and up to and including the Maturity Date (including the outstanding principal balance on the
Note as of the Maturity Date) and (ii) a partial Defeasance Event, 125% of the scheduled payments of interest and principal with respect to the Allocated Loan
Amount for the released Property for all Monthly Payment Dates occurring after the Defeasance Date and up to and including the Maturity Date (including the outstanding principal balance allocated to the released Property on the Note as of the Maturity Date).

"SECONDARY MARKET CLOSING DATE" shall have the meaning given to such term in
SECTION 12.2.

"SECONDARY MARKET TRANSACTIONS" shall have the meaning given to such term in
SECTION 12.1.

"SECURITIES" shall have the meaning given to such term in SECTION 12.1.

"SECURITIES ACT" shall have the meaning given to such term in SECTION 12.3.

"SECURITIZATION" shall have the meaning given to such term in SECTION 12.1.

"SECURITY AGREEMENT" shall mean a security agreement and subordinate security agreement (as to the other ARC Loans) in form and substance that would be satisfactory to a prudent lender pursuant to which Borrower grants Lender a perfected, first priority security interest or second priority security interest, as the case may be, in the Defeasance Collateral Account and the
Defeasance Collateral.

"SERVICER" shall have the meaning given to such term in SECTION 12.7.

                                      -13-

"SINGLE-PURPOSE" The term "Single Purpose" shall mean, with respect to a Person, other than an individual, that such Person at all times since its formation (i)
has not and will not merge into or consolidate with any Person or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, (ii) is formed or organized solely for the purpose of holding, directly, or, indirectly, an ownership interest in the Properties, (iii) does not engage in any business unrelated to the Properties and the financing thereof, (iv) has not and will not have any assets other than those related to its interest in the Properties or the financing thereof or any indebtedness other than the Loan and unsecured trade payables not more than sixty (60) days past due incurred in the ordinary course of business and in an aggregate amount of not more than 4% of the
Principal Balance, from time to time, of the Loan, (v) maintains its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person, (vi)
holds itself out as being a Person, separate and apart from any other Person,
(vii) does not and will not commingle its funds or assets with those of any other Person, (viii) conducts its own business in its own name, (ix) maintains separate financial statements and will not (A) permit its assets or liabilities to be listed as assets or liabilities on the financial statement of any other
Person or (B) include the assets or liabilities of any other Person on its financial statements unless, in connection with any consolidated statements, such assets are clearly identified as the separate assets of such Person, (x)
pays its own liabilities out of its own funds, (xi) observes all partnership formalities or corporate formalities or limited liability company formalities, as applicable and will not, without prior consent of Lender and delivery to
Lender of a Rating Confirmation, amend, modify, terminate or fail to comply with the provisions of such Person's partnership agreement, articles or certificate of incorporation, articles of organization or similar organizational documents, as the case may be, (xii) maintains an arm's-length relationship with its
Affiliates, (xiii) pays the salaries of its own employees and maintains a sufficient number of employees in light of its contemplated business operations,
(xiv) does not guarantee or otherwise obligate itself with respect to the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person, (xv) does not acquire obligations or securities of its partners, members or shareholders, (xvi) allocates fairly and reasonably shared expenses, including, without limitation, any overhead for shared office space and services performed by any employee of an Affiliate, (xvii) uses separate stationery, telephone numbers, invoices, and checks or otherwise identifies itself as a separate legal entity from its Affiliates, (xviii) does not and will not pledge its assets for the benefit of any other Person or make any loans or advances to any other Person, (xix) does and will correct any known misunderstanding regarding its separate identity, (xx) maintains adequate capital in light of its contemplated business operations, (xxi) does not and will not own any subsidiary or make an investment in any Person without the consent of the Lender and delivery to the Lender of a Rating Confirmation,
(xxii) has not and will not become insolvent or fail to pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses)
from its assets as the same shall become due, (xxiii) has not and will not seek dissolution or winding up in whole, or in part, of such Person, (xxiv) has and will file its own tax returns and not be included on the tax returns of any other Person except as required by applicable law, (xxv) has and will conduct its business solely in its own name or a name franchised or licensed to it by a
Person other than an Affiliate of such Person and not as a division or part of any other Person in order not to (A) mislead others as to the identity with which such other party is transacting business, or (B) suggest that such Person is responsible for the debts of any third party (including any Affiliate of such
Person), (xxvi) has

                                      -14-

not and will not share any common logo with or hold itself out as or be considered as a department or division of any other Person, (xxvii) has and will hold all of its assets in its own name, (xxviii) other than the Guaranty
(Recourse Obligations) has not and will not have any of its obligations guaranteed by any Affiliate of such Person (xxix) will not violate or cause to be violated the assumptions made with respect to such Person and its general partner(s) or managing member(s), as applicable (collectively, a "Controlling
Party") in any opinion letter pertaining to substantive consolidation (a
"Non-Consolidation Opinion") delivered to the Lender and one or more of the
Rating Agencies in connection with the Loan, (xxx) if applicable, permit the board of directors of its Controlling Party to take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to any common stock, requires the unanimous vote of one hundred percent (100%) of the members of the board unless at the time of such action there shall be at least two (2) members who are Independent Directors, and
(xxxi) has and will have a partnership or operating agreement, certificate of incorporation or other organizational document which complies with the
Single-Purpose standards and requirements set by the Rating Agencies at such time. In addition, if such Person is a limited partnership, then, at all times:
(1) all general partners of such Person shall be a Single-Purpose Person and (2)
if such Person has more than one general partner, then the organizational documents shall provide that such Person shall continue (and not dissolve) for so long as a solvent general partner exists. In addition, if such Person is a corporation, then, at all times: (1) such Person shall have at least two (2)
Independent Directors, (2) the board of directors of such Person may not take any action requiring the unanimous affirmative vote of one hundred percent
(100%) of the members of the board of directors unless all of the directors, including the Independent Directors, shall have participated in such vote and
(3) such Person shall consider the interests of its creditors in connection with all corporate actions to the extent permitted by applicable law. In addition, if such Person is a limited liability company, then, at all times: (1) each managing member shall be a Single-Purpose Person, (2) its articles of organization, certificate of formation and/or operating agreement, as applicable, shall provide that such entity will dissolve only upon the bankruptcy of each managing member, and (3) if such Person has more than one managing member, then the organizational documents shall provide that such
Person shall continue (and not dissolve) for so long as a solvent managing member exists; in the alternative, if the members of such limited liability company are not the managers, such limited liability company shall be managed by not less than three individuals, two of which shall constitute Independent
Managers and such Person may not take any action requiring the unanimous affirmative vote of one hundred percent (100%) of the managers unless at the time of such action there shall be at least two (2) managers who are Independent
Managers, and all the managers, including the Independent Managers, shall have participated in such vote and such Person shall consider the interests of its creditors in connection with all limited liability company actions to the extent permitted by applicable law. In addition, such Person (1) without the unanimous consent of all of the partners, directors, members or managers, as applicable, has not and will not with respect to itself or to any other Person in which it has a direct or indirect legal or beneficial interest (a) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or other similar official for such Person or all or any portion of such Person's properties, or (b) take any action that might cause such Person to become insolvent, (2) has and will maintain its books, records, resolutions and agreements as official records, (3) has held and will hold its assets in its own name, (4) has and will maintain its financial statements, accounting records and other entity documents separate and apart from any

                                      -15-

other Person, (5) has not and will not identify its partners, members or shareholders, or any affiliates of any of them as a division or part of it.
Notwithstanding the foregoing, Lender agrees that until a Securitization of the
Loan shall occur, the requirements with respect to an Independent Director and/or Manager shall be satisfied by one (1) such Independent Director and/or
Manager.

"SPONSOR OWNED HOME" shall mean any manufactured home located at the Properties owned by Borrower, any affiliate of Borrower and any parent entity of Borrower.

"SUCCESSOR BORROWER" shall have the meaning set forth in SECTION 2.5.3.

"TAKEN PROPERTY" shall have the meaning given to such term in SECTION 6.2.

"TAX ACCOUNT" shall have the meaning given to such term in SECTION 9.9.

"TAX FUNDS" shall have the meaning given to such term in SECTION 9.1.1.

"TAXES" shall mean, with respect to the Properties, all real estate taxes, personal property taxes, assessments, water rates, sewer rents, and other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Properties, now or hereafter levied or assessed against the Properties.

"TITLE COMPANY" shall mean, First American Title Insurance Company, Land America and Chicago Title Insurance Company and other national title company acceptable to Lender.

"TITLE INSURANCE POLICY" shall mean a title insurance policy issued by the Title
Company in favor of Lender, its successors and assigns, as their interests may appear insuring the lien of a mortgage in an amount determined by Lender.

"TRUSTEE" shall mean any trustee holding the Loan in a Securitization.

"UNDERWRITABLE CASH FLOW" shall, with respect to any period of time, mean the excess of Gross Revenue for such period of time over Operating Expenses for such period of time. Lender's calculation of Underwritable Cash Flow (including determination of items that do not qualify as Gross Revenue or Operating
Expenses) shall be final absent manifest error. Underwritable Cash Flow shall be subject to adjustment by Lender to normalize extraordinary costs of expenses and receipt of extraordinary Gross Revenue items.

"UNDERWRITER GROUP" shall have the meaning given to such term in SECTION 12.3.

"USPAP" shall mean Uniform Standards of Professional Appraisal Practices.

"U.S. GOVERNMENT OBLIGATIONS" shall mean any direct obligations of the United
States Government or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States, including, without limitation, treasury bills, notes and bonds, and having a maturity of not more than one (1) year.

                                      -16-

"YIELD MAINTENANCE PREMIUM" shall mean an amount equal to the greater of: (i)
one percent (1%) of the principal amount of the Loan being prepaid or (ii) the present value as of the Prepayment Date of the Calculated Payments from the
Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate. As used in this definition, the term "PREPAYMENT
DATE" shall mean the date on which prepayment is made. As used in this definition, the term "CALCULATED PAYMENTS" shall mean the monthly payments of interest only which would be due based on the principal amount of the Loan being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the
Interest Rate and (z) the Yield Maintenance Treasury Rate, when compounded semi-annually. As used in this definition, the term "DISCOUNT RATE" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance
Treasury Rate, when compounded semi-annually. As used in this definition, the term "YIELD MAINTENANCE TREASURY RATE" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve
Statistical Release H.15-Selected Interest Rates under the heading U.S.
Government Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates
(one longer or one shorter) most nearly approximating the Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S.
Treasury obligations or otherwise.

               SECTION 1.2. Principles of Construction. All references to sections, exhibits and schedules are to sections, exhibits and schedules in or to this Agreement unless otherwise specified. Unless otherwise specified, the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

                                  ARTICLE II.

                                    THE LOAN

               SECTION 2.1. The Loan.

               2.1.1. Agreement to Lend and Borrow. Subject to and upon the terms and conditions set forth herein, Lender hereby agrees to make the Loan to
Borrower and Borrower hereby accepts the Loan from Lender. Borrower shall receive only one borrowing hereunder in respect of the Loan and any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed.

                    2.1.2. The Note, the Mortgage and the Other Loan Documents.
The Loan shall be evidenced by, and payable, together with interest thereon, in accordance with the provisions of the Note and this Agreement, shall be secured by the Mortgages, the Assignment of Leases and the other Loan Documents and shall be governed by this Agreement, it being

                                      -17-

understood that the Note, the Mortgages and the other Loan Documents shall be cross-defaulted and cross-collateralized in the manner hereinafter set forth.

                    2.1.3. Use of Proceeds. Borrower shall use the proceeds of the Loan to (i) finance the Properties, (ii) fund capital improvements of the
Properties in the manner hereinafter set forth, and (iii) retain for use by
Borrower or, subject to the terms of this Agreement, distribute to its members the balance, if any.

                    2.1.4. Loan. The Loan shall be made by Lender to Borrower on the Closing Date and shall be evidenced by the Note and secured by, inter alia, the Mortgages.

               SECTION 2.2. Interest Rate.

                    2.2.1. Interest Rate. Subject to the provisions of SECTION
2.2.2, interest on the Principal Balance of the Note shall accrue from the date of advance up to, but not including, the Maturity Date at the Interest Rate.

                    2.2.2. Default Rate. The Principal Balance of the Loan and,
to the extent permitted by law, overdue interest in respect of the Loan, shall accrue interest at the Default Rate from the earlier to occur of an Event of
Default and the Maturity Date to, but not including, the earlier to occur of the date the Principal Balance of the Loan and all other amounts due and owing under this Agreement, the Note and the other Loan Documents have been paid in full and the date the Event of Default has been cured.

                    2.2.3. Interest Calculation. Interest on the Principal
Balance shall be calculated by multiplying (a) the actual number of days elapsed in the period for which the calculation is being made by (b) a daily rate based on a three hundred sixty (360) day year by (c) the Principal Balance.

                    2.2.4. Usury Savings. This Agreement and the other Loan
Documents are subject to the express condition that at no time shall Borrower be required to pay interest on the Principal Balance at a rate which could subject
Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If by the terms of this Agreement or the other Loan
Documents, Borrower is at any time required or obligated to pay interest on the
Principal Balance due hereunder at a rate in excess of the Maximum Legal Rate, the interest rate shall be deemed immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed payments in reduction of principal and not on account of interest due hereunder.
All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate.

               SECTION 2.3. Loan Payments.

                    2.3.1. Payment Before Maturity Date. Borrower shall make a payment to Lender of interest only with respect to the Loan on the date hereof for the period from the Closing Date to, but not including, June 1, 2002.
Borrower shall make a payment to Lender of

                                      -18-

an equal monthly payment in the amount of $365,161 on the Monthly Payment Date occurring on July 1, 2002 and on each Monthly Payment Date thereafter to, but not including, the Maturity Date.

                    2.3.2. Payment on Maturity Date. Borrower shall pay to
Lender on the Maturity Date, the Principal Balance of the Loan, all accrued and unpaid interest and all other amounts due hereunder and under the Note, the
Mortgages and the other Loan Documents.

                    2.3.3. Intentionally Omitted.

                    2.3.4. Late Payment Charge. If any principal, payment of
interest and any other sums due under the Loan Documents, other than the payment of principal due on the Maturity Date is not paid by Borrower on the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of three percent (3%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such amount shall be secured by the
Mortgages and the other Loan Documents.

                    2.3.5. Method and Place of Payment. (a) Except as otherwise specifically provided herein, all payments and prepayments under this Agreement and the Note shall be made to Lender not later than 1:00 P.M. New York City time, on the date when due and shall be made in lawful money of the United
States of America in immediately available funds at Lender's office, and any funds received by Lender after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day.

               (b) Whenever any payment to be made hereunder or under any other Loan Document shall be stated to be due on a day which is not a Business
Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the
Interest Rate during such extension.

               SECTION 2.4. Prepayments.

                    2.4.1. Voluntary Prepayments. The Debt may not be prepaid, either in whole or in part, at any time during the period of this Agreement.

                    2.4.2. Mandatory Prepayments. On each date on which Borrower actually receives a distribution of the Net Proceeds or Net Restoration Award in respect of any Property, if Lender does not make such proceeds or award available to Borrower for the restoration of such Property in accordance with the provisions of ARTICLE VI, Borrower shall prepay the outstanding principal balance of the Note pertaining to such Property (based on the Allocated Loan
Amount therefore) in an amount equal to one hundred percent (100%) of such Net
Proceeds or Net Restoration Award together with interest that would have accrued on such amount through, but not including, the next Monthly Payment Date. No
Yield Maintenance Premium shall be due in connection with any prepayment made pursuant to this SECTION 2.4.2

                    2.4.3. Prepayments After Default. If after the occurrence
and continuance of an Event of Default, payment of all or any part of the principal of the Loan is

                                      -19-

tendered by Borrower, a purchaser at foreclosure or any other Person, such tender shall be deemed an attempt to circumvent the prohibition against prepayment set forth in SECTION 2.4.1 and Borrower, such purchaser at foreclosure or other Person shall pay the Yield Maintenance Premium, in addition to the outstanding principal balance of the Loan, all accrued and unpaid interest and other amounts payable under the Loan Documents. The full amount of any such prepayment shall be applied by Lender toward the payment of interest and/or principal of the Loan and/or any other amounts due under the Loan
Documents in such order, priority and proportions as Lender in its sole discretion shall deem proper.

               SECTION 2.5. Defeasance.

                    2.5.1. Conditions to Defeasance. (a) Provided no Event of
Default shall have occurred and remain uncured, Borrower shall have the right at any time after the Release Date to voluntarily defease the entire Loan or a portion thereof (subject to the limitations set forth in SECTION 13.1 and herein) and obtain a release of the lien of the Mortgages (or in the case of a partial Defeasance, the Mortgage encumbering such released Property) by providing Lender with the Defeasance Collateral (hereinafter, a "DEFEASANCE
EVENT"), subject to the satisfaction of the following conditions precedent:

                         (i) Borrower shall provide Lender not less than thirty
                    (30) days notice (or such shorter period of time if
                    permitted by Lender in its sole discretion) specifying a
                    date (the "DEFEASANCE DATE") on which the Defeasance Event is to occur;

                         (ii) Borrower shall pay to Lender (A) all payments of
                    principal and interest due on the Loan to and including the
                    Defeasance Date, and (B) all other sums, then due under the
                    Note, this Agreement, the Mortgages and the other Loan
                    Documents;

                         (iii) Borrower shall deposit the Defeasance Collateral
                    into the Defeasance Collateral Account and otherwise comply with the provisions of SECTIONS 2.5.2 and 2.5.3 hereof;

                         (iv) Borrower shall execute and deliver to Lender a
                    Security Agreement in respect of the Defeasance Collateral
                    Account and the Defeasance Collateral;

                         (v) Borrower shall deliver to Lender an opinion of
                    counsel for Borrower that is standard in commercial lending transactions and subject only to customary qualifications, assumptions and exceptions opining, among other things, that
                    (A) Lender has a legal and valid perfected first priority
                    security interest in the Defeasance Collateral Account and the Defeasance Collateral, (B) if a Securitization has
                    occurred, the REMIC Trust formed pursuant to such
                    Securitization will not fail to maintain its status as a
                    "real estate mortgage investment conduit" within the meaning of Section 860D of the Code as a result of a Defeasance
                    Event pursuant to this SECTION 2.5, (C) the Defeasance Event

                                      -20-

                    will not result in a deemed exchange for purposes of the
                    Code and will not adversely affect the status of the Note as indebtedness for federal income tax purposes, (D) delivery of the Defeasance Collateral and the grant of a security
                    interest therein to Lender shall not constitute an avoidable preference under Section 547 of the Bankruptcy Code or
                    applicable state law and (E) a non-consolidation opinion
                    with respect to the Successor Borrower;

                         (vi) Borrower shall deliver to Lender a Rating
                    Confirmation as to the Defeasance Event;

                         (vii) Borrower shall deliver an Officer's Certificate
                    certifying that the requirements set forth in this Section
                    2.5 have been satisfied;

                         (viii) Borrower shall deliver a certificate of a "Big
                    Five" accounting firm ("Approved Accounting Firm")
                    certifying that the Defeasance Collateral will generate
                    monthly amounts equal to or greater than the Scheduled
                    Defeasance Payments;

                         (ix) Borrower shall deliver such other certificates,
                    opinions, documents and instruments as Lender may reasonably request; and

                         (x) Borrower shall pay all out-of-pocket reasonable
                    costs and expenses of Lender incurred in connection with the
                    Defeasance Event, including Lender's reasonable attorneys'
                    fees and expenses and Rating Agency fees and expenses.

               (b) If Borrower has elected to defease the Note, either in full or in part as provided herein, and the requirements of this SECTION 2.5 have been satisfied, the applicable Properties shall be released from the lien of the
Mortgages and, in the case of a full Defeasance Event, the Defeasance Collateral pledged pursuant to the Security Agreement shall be the sole source of collateral securing the Note. In connection with the release of such liens,
Borrower shall submit to Lender, not less than thirty (30) days prior to the
Defeasance Date (or such shorter time as is acceptable to Lender in its sole discretion), a release of such lien(s) (and related Loan Documents) for execution by Lender. Such release shall be in a form appropriate in the jurisdiction in which the Properties encumbered thereby are located and that contains standard provisions protecting the rights of the releasing lender. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate certifying that such documentation (i) is in compliance with all Legal Requirements, and (ii) will effect such release in accordance with the terms of this Agreement. Borrower shall pay all costs, taxes and expenses associated with the release of the lien of the Mortgages, including
Lender's reasonable attorneys' fees. Except as set forth in this Section 2.5, no repayment, prepayment or defeasance of all or any portion of the Note shall cause, give rise to a right to require, or otherwise result in, the release of the lien of the Mortgage on the Property.

                                      -21-

                    2.5.2. Defeasance Collateral Account. On or before the date on which Borrower delivers the Defeasance Collateral, Borrower shall open at any
Eligible Institution the defeasance collateral account (the "DEFEASANCE
COLLATERAL ACCOUNT") which shall at all times be an Eligible Account. The
Defeasance Collateral Account shall contain only (i) Defeasance Collateral, and
(ii) cash from interest and principal paid on the Defeasance Collateral. All cash from interest and principal payments paid on the Defeasance Collateral shall be paid over to Lender on each Monthly Payment Date and applied first to accrued and unpaid interest and then to principal. Any cash from interest and principal paid on the Defeasance Collateral not needed to pay the Scheduled
Defeasance Payments shall be paid to Borrower monthly after Borrower causes the
Scheduled Defeasance Payments to be made to Lender. Borrower shall cause the
Eligible Institution at which the Defeasance Collateral is deposited to enter an agreement with Borrower and Lender, satisfactory to Lender in its sole discretion, pursuant to which such Eligible Institution shall agree to hold and distribute the Defeasance Collateral in accordance with this Agreement. The
Borrower or Successor Borrower, as applicable, shall be the owner of the
Defeasance Collateral Account and shall report all income accrued on Defeasance
Collateral for federal, state and local income tax purposes in its income tax return. Borrower shall prepay all cost and expenses associated with opening and maintaining the Defeasance Collateral Account. Lender shall not in any way be liable by reason of any insufficiency in the Defeasance Collateral Account.

                    2.5.3. Successor Borrower. In connection with a Defeasance
Event under this Section 2.5, Borrower shall, if required by the Rating Agencies or if Borrower elects to do so, establish or designate a successor entity (the
"SUCCESSOR BORROWER") which shall be a single purpose bankruptcy remote entity and which shall be approved by the Rating Agencies. Any such Successor Borrower may, at Borrower's option, be an Affiliate of Borrower unless the Rating
Agencies shall require otherwise. Borrower shall transfer and assign all obligations, rights and duties under and to the Note, together with the
Defeasance Collateral to such Successor Borrower; provided, however, fee title to the Property shall not be transferred to such Successor Borrower. Such
Successor Borrower shall assume the obligations under the Note and the Security
Agreement and Borrower shall be relieved of its obligations under such documents. Borrower shall pay a minimum of $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Note and the Security
Agreement. Borrower shall pay all costs and expenses incurred by Lender, including Lender's reasonable out-of-pocket attorney's fees and expenses, incurred in connection therewith.

               SECTION 2.6. Fees.

                    2.6.1. Intentionally Omitted.

                    2.6.2. Origination Fee. Borrower shall pay to Lender on the
Closing Date a fee (the "ORIGINATION FEE") in an amount equal to 1% multiplied by the Principal Balance of the Loan less the "EXPOSURE FEE" previously paid by
Borrower to Lender. The Origination Fee shall constitute part of the Debt and the obligation of Borrower to pay the Origination Fee pursuant to this Section shall be secured by the Mortgages and the other Loan Documents.

                                      -22-

                                  ARTICLE III.

                              INTENTIONALLY OMITTED

                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

               SECTION 4.1. Borrower Representations. Borrower hereby
represents and warrants as follows:

                    4.1.1. Existence; Organization and Authority. Borrower is a
limited liability company duly organized, validly existing and in good standing under the laws of the State of its organization with full power and authority to own its assets and conduct its business, is duly qualified in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan
Documents by it, and has the power and authority to execute, deliver and perform under this Agreement, the other Loan Documents and all the transactions contemplated thereby.

                    4.1.2. Ownership. As of the date of this Agreement, the sole member of (i) Borrower is ARC MEZZ and (ii) ARC MEZZ is ARC. ARC IV, ARC LLC and
GMAC are the sole members of ARC and ARC IV is the sole managing member of ARC.
As of the date of this Agreement, Scott D. Jackson is the manager of Borrower.
ARC REIT has a one hundred (100%) percent general partnership interest in ARC
IV. Pamela A. Jasinski is, as of the date of this Agreement, the Independent
Manager of Borrower and Michael G. Morgan as of the date of this Agreement, the
Independent Manager of ARC MEZZ. ARC Management Services, Inc., a Delaware
corporation, serves as the Property Manager of the Properties pursuant to the
Management Agreement.

                    4.1.3. Single Purpose Entity. Each of Borrower and ARC MEZZ
is a Single Purpose entity. The sole business of Borrower is the ownership, management and operation of the Properties and the sole business of ARC MEZZ is its 100% membership interest in Borrower.

                    4.1.4. No Conflicts. The execution, delivery and performance by Borrower of this Agreement and the other Loan Documents, will not (i) violate
(A) any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award having applicability to Borrower or any of the organizational documents of Borrower, or (B) any indenture, agreement or other instrument to which Borrower is a party, or by which Borrower or its properties or assets is bound, or (ii) be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or (iii) result in or require (except as specifically contemplated by this Agreement)

                                      -23-

the creation or imposition of any lien of any nature upon any of the assets or property of Borrower.

                    4.1.5. Enforceability. This Agreement has been duly executed and constitutes, and (when executed and delivered by Borrower) each other Loan
Document now or hereafter executed and delivered by Borrower pursuant hereto or thereto or in connection herewith, or therewith, will each constitute the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with their terms, except as enforcement may be limited by equitable principles of law, bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

                    4.1.6. No Consents. No consent, approval, authorization,
license or formal exemption from, nor any filing, declaration or registration with, any Person or Governmental Authority is required by Borrower for the execution, delivery and performance by Borrower or compliance by Borrower with, this Agreement or the other Loan Documents or the consummation of the transaction contemplated hereby, other than those already obtained or completed by Borrower.

                    4.1.7. Litigation. There are no actions, suits or
proceedings pending or, to the knowledge of Borrower, threatened against
Borrower or any of its properties or assets by or before any court or any
Governmental Authority which would materially and adversely affect the ability of Borrower to perform its obligations hereunder or to consummate the transaction contemplated hereby.

                    4.1.8. Tax Returns. Borrower has filed, or caused to be
filed, or sought valid extensions for filing, all returns (federal, state, local and foreign) required to be filed and paid all amounts of taxes shown thereon to be due (including interest and penalties) and has paid all other taxes, material fees, assessments and other material governmental charges owing by it, except such taxes which are not delinquent. No tax liens other than tax liens affecting individual manufactured homes located on the Property and not affecting the
Property have been filed against Borrower or against its assets and property.

                    4.1.9. No Defaults. Borrower is not in default beyond any
applicable grace or cure period under any contract, lease, agreement or other instrument or under any order, judgment, award or decree of any court arbitrator or other Governmental Authority binding upon or affecting it or by which it or its property or assets may be bound. No Event of Default has occurred and is continuing and no event has occurred which but for notice, lapse of time, or both, would constitute an Event of Default.

                    4.1.10. No Misrepresentations. Neither this Agreement, nor any other Loan Document nor any document, financial statement, report, notice, schedule, certificate, statement or other writing furnished by Borrower in connection with the Loan or otherwise in connection with the transactions contemplated hereby, contains any untrue or misleading statement of, or omission of, any material fact.

                    4.1.11. Financial Information. All financial data,
including, without limitation, the financial statements of Borrower and statements of cash flow and income and

                                      -24-

operating expense with respect to each Property, that have been delivered to
Lender, (i) are true, complete and correct in all material respects, and accurately represent the financial condition of Borrower and the Properties in all material respects as of the date of such statements, and (iii) have been prepared in accordance with GAAP through the periods covered. Since the date of such statements, there has not occurred any material adverse change in the business, assets, operations, property or financial or other condition of
Borrower or in the operations of any Property which has not been disclosed to the Lender.

                    4.1.12. Use of Proceeds; Margin Stock. Borrower does not own
"margin stock". None of the proceeds of the Loan will be used for the purpose of purchasing or carrying an "margin stock" as defined in Regulation U, Regulation
X, Regulation G or Regulation T or for the purpose of reducing or retiring any indebtedness which might constitute this transaction a "purpose credit" within the meaning of Regulation U, Regulation X or Regulation G.

                    4.1.13. ERISA. Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, or a "governmental plan" as defined in Section
3(32) of ERISA, or a "plan" as defined in Section 4975(e)(1) of the Internal
Revenue Code and none of the assets of Borrower constitute "plan assets" as defined in 29 C.F.R. Section 2510.3-101.

                    4.1.14. Government Regulation. Borrower is not subject to
regulation under the Public Utility Holding Company Act of 1935 or the Federal
Power Act, each as amended. Borrower is not (i) an "investment company"
registered or required to be registered under the Investment Company Act of
1940, as amended and is not controlled by such a company, or (ii) a "holding company", or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.
Borrower is not an investment company within the meaning of the Investment
Company Act of 1940.

                    4.1.15. Bank Holding Company. As of the Closing Date,
Borrower is not a "bank holding company" or a direct or indirect subsidiary of a
"bank holding company" as defined in the Bank Holding Company Act of 1956, as amended, and Regulation Y thereunder of the Board of Governors of the Federal
Reserve System.

                    4.1.16. Foreign Person. Borrower is not a "foreign person"
within the meaning of Section 1445 or 7701 of the Internal Revenue Code.

                    4.1.17. Trade Name; Place of Business. Other than with
respect to the operation of individual Properties, Borrower does not use a trade name and Borrower has not conducted and does not presently conduct business under any name other than its actual name set forth herein. The principal place of business of Borrower is as stated in the recitals hereto. The trade names under which Borrower is currently operating any of the Properties are set forth in SCHEDULE 4.1.16.

                    4.1.18. Solvency; No Intent to Defraud. Borrower is in a
solvent condition. As used herein, "solvent" means that the present fair saleable value of Borrower's assets is in excess of the total amount of its liabilities (including contingent liabilities); Borrower is able to pay its debts as they become due; and Borrower does not have unreasonably small

                                      -25-

capital to carry on such Person's business as theretofore operated and all businesses in which such Person is about to engage. Borrower has not entered into the Loan Documents or the transactions contemplated thereby with the actual intent to hinder, delay or defraud any creditor.

                    4.1.19. Liens. When duly recorded or filed in the
appropriate public records, the Mortgages and the Financing Statements shall each create in the Lender (i) valid, first priority, perfected liens upon the applicable Property and (ii) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases and
Rents), all in accordance with the terms thereof, in such case subject only to the Permitted Title Exceptions. To the best of Borrower's knowledge, there are no mechanic's, materialman's or other similar liens or claims which have been filed for work, labor or materials affecting any Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage, unless such lien is insured against under the related title insurance policy.

                    4.1.20. Assignment of Leases. Each Assignment of Leases and
Rents creates a valid assignment of, or a valid security interest in, the Rents and certain rights under the related Leases, subject only to a license granted to Borrower to exercise certain rights and to perform certain obligations of the lessor under the Leases, including the right to operate the Property unless and until an Event of Default shall have occurred. No Person other than Borrower and
Lender has any interest in or assignment of the Leases or any portion of the
Rents due and payable or to become due and payable thereunder.

                    4.1.21. Title. Borrower has good, marketable and insurable title in fee simple to the Properties free and clear of all liens and monetary encumbrances of any nature whatsoever except for the Permitted Title Exceptions.

                    4.1.22. Compliance; Licenses and Violations. The Properties
and their use comply in all material respects with all applicable zoning resolutions, building codes, fire safety, environmental, subdivision and other applicable laws, rules and regulations including, without limitation, the
Americans with Disabilities Act or are grandfathered under prior regulations.
All permits and approvals, including, without limitation, certificates of occupancy required by any Governmental Authority for the use, occupancy and operation of each of the Properties in the manner in which such Property is currently being used, occupied and operated have been obtained and are in full force and effect other than such immaterial permits and approvals for which the failure to obtain will not have a material adverse effect on the Property or the operation thereof. Except as otherwise set forth in SCHEDULE 4.1.21, Borrower has no knowledge of any notices of violation of Federal law or municipal ordinances or orders or requirements of the States in which the Properties are located or any municipal department or other governmental authority having jurisdiction over any of the Properties.

                    4.1.23. No Damage; No Condemnation. No portion of any
Property nor any improvements located on any Property which are material to the operation, use or value of a Property, are damaged or injured in any material respect as a result of any fire, explosion, accident, flood or other casualty.
Except as otherwise set forth in SCHEDULE 4.1.22, no condemnation or eminent domain proceeding has been commenced or to the knowledge of Borrower is threatened against any Property.

                                      -26-

                    4.1.24. Leases. Except as may be required by applicable law, or in circumstances where Leases were in existence at the time Borrower acquired a particular Property, all Leases at the Properties are in substantially the standard form submitted to Lender for approval, with such customary market charges as shall not materially affect the rights of landlord thereunder or are otherwise on substantially similar terms. The Leases identified on the Rent Roll submitted to Lender are in full force and effect and except as noted therein, to the best of Borrower's knowledge, there are no defaults thereunder by either party. Except as otherwise set forth in the Rent Roll submitted to Lender, no
Rent (excluding security deposits) has been paid more than one (1) month in advance of its due date.

                    4.1.25. No Material Agreements. Other than the Leases, the
Permitted Title Exceptions, the Management Agreement, service and supply contracts cancellable on not more than thirty (30) days' notice and arm's-length third party contracts for cable service, laundry services, trash contracts and sewer facilities not cancellable on thirty (30) days or less notice and which do not in the aggregate provide for annual payments by Borrower in excess of
$25,000, there are no other agreements affecting the Properties.

                    4.1.26. Flood Zone. Except as disclosed on the surveys of
the Properties delivered to and approved by Lender, none of the Properties are located in an area identified by the Federal Emergency Management Agency as a special flood hazard area.

                    4.1.27. Utilities and Public Access. Each of the Properties
has rights of access to public ways and is served by water, sewer, sanitary sewer and storm drainage adequate to service such Property for its intended uses.

                    4.1.28. Separate Lots. Each Property is comprised of one (1)
or more parcels which constitutes a separate tax lot and does not constitute a portion of any other tax lot not a part of such Property.

                    4.1.29. Assessments. Except as disclosed in writing to
Lender, to the best of Borrower's knowledge, there are no pending or proposed special or other assessments for public improvements or otherwise affecting any of the Properties.

                    4.1.30. Intentionally Omitted.

                    4.1.31. Boundaries. Except as shown on the surveys of the
Properties, all of the improvements which were included in determining the appraised value of each Property lie wholly within the boundaries and building restriction lines of such Property, and no improvements on adjoining properties encroach upon such Property, and no easements or other encumbrances affecting such Property encroach upon any of the improvements, so as to affect the value or marketability of the applicable Property except those which are insured against by title insurance.

                    4.1.32. Insurance. Borrower maintains with financially sound and reputable insurance companies, with premiums at all times currently paid, property and casualty insurance upon fixed assets and inventories, public liability insurance, fidelity bond coverage, business interruption insurance, and all insurance required by law, all in form and amounts required by law and customary to the nature of its businesses and properties, and including,

                                      -27-

without limitation, the Insurance Policies required pursuant to SECTION 6.1.
Borrower has not received notice from any insurance company or bonding company of any defect or inadequacy in any Property, or any portion thereof, which would adversely affect its insurability or cause the imposition of extraordinary premiums or charges thereon or any termination of any policy of insurance or bond.

                    4.1.33. Transfer Taxes; Mortgage Taxes; Real Property Taxes.
All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid under applicable legal requirements in connection with the transfer of the Properties to Borrower have been paid. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid under applicable Legal Requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Mortgages, have been paid. All taxes and governmental assessments due and owing in respect of each
Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established hereunder or are insured against by the title insurance policy issued in connection with the Mortgages.

                    4.1.34. Usury. No aspect of any of the transactions
contemplated herein violates or will violate any usury laws or laws regarding the validity of agreements to pay interest in effect on the date hereof.

                    4.1.35. Intentionally Omitted.

                    4.1.36. Non-Consolidation Opinion Assumptions. All of the
assumptions made in any Non-Consolidation Opinion, including, but not limited to, any exhibits attached thereto, are true and correct.

               SECTION 4.2. Survival of Representations. The representations and warranties of Borrower under this Section shall be deemed to be continuing representations and warranties which may at all times during the term of the
Loan be relied upon by Lender unless Lender shall have been informed by Borrower of any change in fact or circumstance which would affect the continuing accuracy of the representations and warranties set forth in this paragraph. Borrower shall promptly inform Lender (but in no event later than five (5) Business Days after Borrower shall have knowledge thereof) of the occurrence of any fact, circumstance or event which would materially change or materially affect in any way the continuing accuracy of the representations and warranties set forth in this Section or which would render any such representation or warranty inaccurate or false in any material respect.

                                   ARTICLE V.

                               BORROWER COVENANTS

               SECTION 5.1. Affirmative Covenants. Borrower hereby covenants and agrees that so long as this Agreement is in effect to and until the Debt has been paid in full, Borrower shall observe and perform the following:

                                      -28-

                    5.1.1. Payment of Debt, Observance and Performance. Borrower
shall pay the Debt in accordance with the provisions of this Agreement, the Note and the other Loan Documents and shall observe and perform all of the terms, covenants and provisions contained in the Loan Documents.

                    5.1.2. Preservation of Existence and Franchises. Borrower
shall do or cause to be done all things commercially reasonably required to preserve, renew and keep in full force and effect and in good standing, its existence, foreign qualifications, rights, licenses, permits and franchises.

                    5.1.3. Legal Requirements. Borrower shall comply in all
material respects with all existing and future governmental laws, orders, ordinances, rules and regulations applicable to it and/or its Properties or the use thereof. Notwithstanding the foregoing, in the case of any material item,
Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any such legal requirements, provided that (i) Borrower shall have given prior notice of such contest to Lender, no default shall have occurred and shall be continuing under the Note, the Mortgage, this Agreement or any of the other Loan Documents, (ii)
such proceeding shall suspend application of such legal requirements to Borrower and the Properties, (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which
Borrower or the Properties are subject and shall not constitute a default thereunder, (iv) neither the Properties nor any part thereof nor any interest therein will in the opinion of Lender be in danger of being sold, forfeited, terminated, canceled or lost, and (v) Borrower shall, if required by Lender, have delivered to Lender in escrow all sums necessary for the compliance by
Borrower or the Properties with such legal requirements, together with all interest and penalties that may be required to be paid in connection therewith.

                    5.1.4. Property Agreements. Borrower shall comply in all
material respects with the requirements of, shall maintain, preserve, enforce and renew all reciprocal easements and operating agreements, rights of way, easements, grants, privileges, leases, licenses and restrictive covenants which from time to time affect or pertain to and benefit the whole or any portion of a
Property.

                    5.1.5. Leases. Borrower shall enforce the material
obligations of the tenants under the Leases and observe and perform the material terms, covenants and provisions of the Leases on Borrower's part to be observed and performed. All new Leases for the Properties shall be in substantially the state specific standard form of Lease approved by Lender with such changes as shall not materially affect the rights of landlord thereunder except as may be required by applicable law or in circumstances where Leases were, or are, in existence at the time Borrower acquires a particular Property.

                    5.1.6. Taxes. Borrower shall pay, or cause to be paid, the
Taxes prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for non-payment thereof. Borrower shall deliver to Lender, upon request, receipted bills, canceled checks, and other evidence satisfactory to Lender (which may include third party reports similar to those attached as EXHIBIT Z and acceptable to Lender, which forms may be

                                      -29-

modified from time to time with the prior reasonable approval of Lender)
evidencing the payment of the Taxes prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the non-payment thereof. Notwithstanding the foregoing, in the case of any material item, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) Borrower shall have given prior notice of such contest to
Lender, (ii) no default shall have occurred and shall be continuing under the
Note, the Mortgages, this Agreement or any of the other Loan Documents, (iii) to the extent Borrower shall not have paid in full the contested taxes, such proceeding shall suspend the collection of the contested Taxes from Borrower and from the Properties, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which
Borrowers, or the Properties, are subject and shall not constitute a default thereunder, (v) neither the Properties nor any part thereof nor any interest therein will in the opinion of Lender be in danger of being sold, forfeited, terminated, canceled or lost, and (vi) to the extent the contested taxes have not been paid in full, Borrower shall have delivered to Lender in escrow all sums necessary for the full payment of the contested Taxes, together with all interest and penalties thereon.

                    5.1.7. Maintenance of Properties. Borrower shall keep the
Properties in good repair, working order and condition, and from time to time make, or cause to be made in a prompt manner, all repairs, renewals and replacements thereto, so that the business carried on in connection therewith may be properly conducted at all times. Borrower shall, to the extent necessary so that the business carried on at the Property may be properly conducted at all times, promptly repair, replace or rebuild any part of a Property which may be damaged or destroyed by fire or other property hazard or casualty (including any fire or other property hazard or casualty for which insurance was not obtained or obtainable) or which may be affected by any taking by any public or quasi-public authority through eminent domain or otherwise, and complete and pay for, within a reasonable time, any portion of any Property which is at any time in the process of renovation or repair.

                    5.1.8. Books and Records; Financial Statements. Borrower
will keep and maintain or will cause to be kept and maintained on a fiscal year basis in accordance with GAAP consistently applied proper and accurate books, records and accounts reflecting all of the financial affairs of Borrower, and all items of income and expense in connection with the operation of the
Properties or in connection with any services, equipment or furnishings provided in connection with the operation of the Properties, whether such income or expense be realized by Borrower or any other Person in connection with the
Properties excepting lessees unrelated to and unaffiliated with Borrower who have leased from Borrower portions of any Properties for the purpose of occupying the same. Lender and its respective employees and agents shall have the right upon reasonable notice from time to time at all times during normal business hours to examine such books, records and accounts at the offices of
Borrower or other Person maintaining such books, records and accounts and to make copies or extracts thereof as Lender, or its employees or agents shall desire. Lender shall also have the right upon reasonable notice and during normal business hours to conduct an audit of the books and records of Borrower, which audit may be performed by an independent certified public accountant selected and retained by Lender. If such audit is conducted by Lender subsequent to the occurrence of a default under any of the Loan Documents or if the results of such audit discloses a material discrepancy from

                                      -30-

the information previously provided by Borrower irrespective of whether or not such audit was conducted subsequent to the occurrence of a default under the
Loan Documents, then the cost of such audit shall be borne by Borrower, shall be paid by the Borrower within ten (10) days after demand by Lender and shall constitute part of the Debt. The obligation of Borrower to pay the aforementioned audit costs pursuant to this paragraph shall be secured by the
Mortgages and the other Loan Documents. Except as otherwise set forth in this paragraph, the cost of any audit conducted hereunder shall be paid by Lender.
Borrower shall furnish or cause to be furnished to Lender each of the following:

                         (i) annually, within ninety (90) days next following
                    the end of each calendar year during the term of the Loan, audited financial statements of Borrower prepared by an
                    Approved Accounting Firm for the immediately preceding year, which financial statements shall be in form satisfactory to
                    Lender and shall include an income statement, balance sheet, cash flow statement and statement of member's equity and
                    shall otherwise be in form and substance satisfactory to
                    Lender. Any audit requirements of the Borrower pursuant to this SECTION 5.1.8.(I), may also be satisfied by delivery of audited consolidated financial statements of ARC provided
                    that such financial statements of ARC are in form
                    satisfactory to Lender and contains a separate (i) detailed schedule that includes an income and expense statement of
                    Borrower and (ii) a balance sheet of Borrower and a
                    statement of Borrower's equity, each of which may be
                    unaudited;

                         (ii) annually, within ninety (90) days next following
                    the end of each calendar year during the term of the Loan, an unaudited annual consolidated operating statement of the
                    Properties for the immediately preceding calendar year,
                    which operating statement shall be in the form of EXHIBIT M attached hereto and shall be presented in a manner
                    consistent with GAAP for all Properties and shall be
                    reconciled to the audited financial statement of Borrower
                    delivered in accordance with SECTION 5.1.8(I) above and
                    shall otherwise be in form and substance satisfactory to
                    Lender;

                         (iii) annually, within fifteen (15) days following the
                    end of each calendar year during the term of the Loan,
                    individual and consolidated operating and capital
                    expenditure budgets for the then calendar year covering each of the Properties (the operating budget shall be in the form of EXHIBIT N attached hereto; the capital budget shall be in form satisfactory to Lender); provided, however, Borrower
                    shall use commercially reasonable efforts to submit
                    preliminary budgets prior to the end of each calendar year;

                         (iv) monthly, within thirty (30) days following the end
                    of each preceding calendar month during the term of the
                    Loan, monthly individual and consolidated operating
                    statements covering each of the Properties, which statements shall be in the form of EXHIBIT O attached

                                      -31-

                    hereto, shall be compared on a quarterly basis to the then current annual individual and consolidated operating budgets for the Properties showing the actual performance of each of the Properties and shall be presented in a manner consistent with GAAP for such prior calendar month;

                         (v) quarterly, within sixty (60) days following the end
                    of each calendar quarter during the term of the Loan,
                    quarterly unaudited individual and consolidated operating
                    statements covering each of the Properties, which statements shall be in the form of EXHIBIT P attached hereto, shall be compared on a quarterly basis to the then current annual
                    individual and consolidated operating budgets for the
                    Properties and showing the actual performance of each of the
                    Properties and shall be presented in a manner consistent
                    with GAAP of all of the Properties for such prior calendar quarter;

                         (vi) quarterly, within sixty (60) days following the
                    end of each calendar quarter during the term of the Loan, a certified rent roll for each of the Properties, signed and dated by Borrower (which shall be in the form attached as
                    EXHIBIT AA or otherwise reasonably acceptable to Lender);

                         (vii) promptly after it has been sent to investors of
                    ARC, a copy of the investor report, if any, covering the
                    operation of ARC;

                         (viii) quarterly, within sixty (60) days following the
                    end of each calendar quarter during the term of the Loan, an income statement and balance sheet with respect to ARC IV
                    which statement shall be in the form of EXHIBIT S attached hereto;

                         (ix) annually, within ninety (90) days next following
                    the end of each calendar year during the term of the Loan, audited financial statement of ARC IV prepared by an
                    Approved Accounting Firm for the immediately preceding year, which financial statements shall be in form reasonably
                    satisfactory to Lender and shall include an income statement and balance sheet and shall otherwise be in form and
                    substance reasonably satisfactory to Lender; and

                         (x) Such other information with respect to Borrower,
                    ARC, ARC LLC and ARC IV, the properties and the properties and assets owned by Borrower, ARC, ARC LLC and ARC IV and
                    the respective subsidiaries and Affiliates of Borrower, ARC,
                    ARC LLC and ARC IV as may be reasonably requested by Lender.

All audited financial statements required to be prepared pursuant to the provisions of this Section shall be prepared and certified by an Approved
Accounting Firm, shall be prepared in accordance with GAAP, and shall be in form and substance satisfactory to Lender. All unaudited financial statements and operating statements delivered to Lender pursuant to the

                                      -32-

provisions of this paragraph shall be certified to be true and correct in all material respects by an authorized officer of the managing member of Borrower.
Borrower may, and shall at Lender's request, provide the foregoing annual, quarterly and monthly reports by electronic media in such format as may be reasonably requested by Lender.

                    5.1.9. Compliance Certificate. Borrower shall furnish to
Lender within sixty (60) days next following the end of each calendar quarter during the term of the Loan, a certificate signed by an authorized officer of the managing member of Borrower certifying on the date thereof either that there does or does not exist an event which constitutes, or which upon notice or lapse of time or both would constitute, a default or an Event of Default under any of the Loan Documents, and if such default or Event of Default exists, the nature thereof and the period of time it has existed.

                    5.1.10. Notifications. Borrower shall give Lender prompt
written notice of (i) the occurrence and nature of any Event of Default; (ii)
the occurrence and nature of any event which has resulted in, or which Borrower believes will result in, a materially adverse change in any Property or in the condition or operations of any Property or in the financial condition or operations of Borrower; (iii) any litigation or governmental proceedings pending or threatened against Borrower which if adversely determined, could be reasonably expected to materially adversely affect Borrower's condition
(financial or otherwise) or business of any Property; or (iv) any matter (other than those specified above as to which Lender has received due notice) which has resulted in, or which Borrower reasonably believes will result in, a materially adverse change in any Property or in the condition or operations of any Property or in the financial condition or operations of Borrower.

                    5.1.11. Single Purpose. Borrower shall cause to be observed and performed in all material respects each and every term, covenant and provision contained in Borrower's organizational documents and in the Loan
Documents relating to Borrower's (and its managing member(s)' or general partner(s)', as applicable) Single-Purpose nature. ARC MEZZ shall at all times observe and perform in all material respects each and every term, covenant and provision contained in its organizational documents and in the Loan Documents relating to its Single-Purpose nature.

                    5.1.12. Ownership of Borrower; Management. Except as
expressly permitted under SECTION 5.2.2, at all times during the Loan (i) ARC will own, through ARC MEZZ, on an unencumbered basis, 100% of all membership or ownership interests in Borrower, (ii) ARC will own, on an unencumbered basis,
100% of all membership or ownership interests in ARC MEZZ, (iii) ARC IV will own, on an unencumbered basis (a) 1% of the "Class B" membership interests in
ARC and shall be the sole managing member of ARC and (b) 100% of all membership or ownership interests in ARC LLC, (iv) ARC LLC will own, on an unencumbered basis, 99% of the "Class B" membership interests in ARC, (v) GMAC or a Qualified
Transferee will own, on an unencumbered basis, 100% of the "Class A" membership interests in ARC and (v) ARC REIT will own directly, on an unencumbered basis, not less than 100% of the general partnership interests in ARC IV.

                    5.1.13. Intentionally Omitted.

                                      -33-

                    5.1.14. Transaction Costs. Borrower shall pay (or the same shall be paid contemporaneously with the closing) all fees, commissions, costs, charges, taxes and other expenses incurred by Lender in connection with the preparation, execution and delivery of this Agreement and the other Loan
Documents and in connection with the Loan, including but not limited to reasonable fees of Lender's counsel, appraisal fees, fees and expenses incurred in accounting review, fees and charges for surveys, examination of title to the
Property and mortgage title insurance thereon, hazard insurance, mortgage taxes, transfer taxes and all recording fees and charges.

                    5.1.15. Servicer Fees. Borrower shall pay all fees, costs
and expenses incurred by Lender in connection with the servicing of the Loan by the Servicer which shall in no event exceed four hundredths of one percent
(0.04%), per annum, of the Principal Balance of the Loan.

                    5.1.16. Fees and Expenses. Borrower shall pay all fees,
cost, charges and other expenses incurred by Lender in connection with the enforcement of this Agreement and the other Loan Documents and in connection with the collection of the Debt, including, without limitation, reasonable attorneys' fees, appraisal fees, environmental engineer and consultant fees, fees and expenses incurred in accounting review and fees and expenses relating to examination of title, title insurance premiums, surveys, hazard insurance and mortgage recording, documentary, intangible, transfer or other similar taxes, revenue stamps and all recording fees and charges. Notwithstanding the foregoing, Borrower shall not be responsible for Lender's costs and expenses associated with the implementation of any Secondary Market Transaction except as otherwise provided herein or by separate agreement between the parties.

                    5.1.17. Further Assurances. Borrower agrees to do or cause to be done all such further reasonable acts and things, and to execute and deliver or cause to be executed and delivered all such additional conveyances, assignments, agreements and instruments as Lender may at any time reasonably request in connection with the administration or enforcement of this Agreement and the other Loan Documents or in order better to assure, perfect and confirm unto Lender its rights, powers and remedies under this Agreement and under the other Loan Documents. Nothing contained in this paragraph shall be construed as obligating Borrower to provide or to cause to be provided any collateral or security for the Loan other than as expressly contemplated by the provisions of this Agreement and the other Loan Documents, or to incur any cost other than as expressly contemplated under this Agreement.

                    5.1.18. Filing of Mortgages, etc. Borrower forthwith upon
the execution and delivery of the Mortgages and thereafter, from time to time, will cause the Mortgages, and any security instrument creating a lien or evidencing the lien thereof upon the Properties and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect, preserve and perfect the lien thereof upon, and the interest of Lender in, the Properties. Borrower will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgment of the Mortgages, any deed of trust or mortgage supplemental thereto, any security instrument with respect to the Properties, and any instrument of further assurance, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery

                                      -34-

of the Mortgages, any deed of trust or mortgage supplemental thereto, any security instrument with respect to the Properties or any instrument of further assurance. Borrower shall hold harmless and indemnify Lender, and its respective successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of the Mortgages.

                    5.1.19. Estoppel Certificates. Borrower, within ten (10)
Business Days after request by Lender and at Borrower's expense, will furnish
Lender with a statement, duly certified, setting forth the amount of the Debt and the offsets or defenses thereto, if any. Lender, within ten (10) days after request by Borrower and at Borrower's expense, and provided that no Event of
Default has occurred and is continuing under the Loan Documents, will furnish
Borrower with a statement setting forth the then outstanding principal balance of the Note and the interest, if any, accrued and unpaid thereon.

                    5.1.20. Capital Improvement Plan. Borrower shall complete
within a reasonable period of time following the date hereof the material elements of all Capital Work required by the Capital Improvement Plan with respect to such Property and shall complete such Capital Work as set forth in the Capital Improvement Plan, subject to delays caused by force majeure. The term "force majeure" as used in this Section shall include strikes, lockouts or other labor trouble, fire or other casualty, inclement weather, governmental preemption in connection with a national emergency, inability to secure materials or labor because of any such emergency, war, civil disturbance or other emergency, cause or event beyond the reasonable control of Borrower, it being agreed insufficient funds shall not constitute an event of force majeure.

               SECTION 5.2. Negative Covenants of Borrower. Borrower covenants and agrees that, without the prior consent of Lender, at no time during the term of the Loan shall it do any of the following:

                    5.2.1. Operation of Properties. Borrower shall not (i)
modify, amend or terminate any material rights of way, easements, grants, privileges, leases, licenses or restrictive covenants which from time to time affect or pertain to the whole or any portion of a Property that may adversely affect the use or operation of such Property in any material manner, (ii)
initiate, join in or consent to any private restrictive covenant, zoning ordinance or amendment thereto, or other public or private restrictions, materially limiting or materially adversely affecting the uses which may be made of any Property or any material part thereof, (iii) enter into, modify or amend any Lease for space located on any Property unless such Lease (or such modification or amendment thereof) is consistent with normal and prudent business practices pertaining to comparable leases of space in properties which are similar to the Property in question and is otherwise consistent with
Borrower's usual business practices, and unless the rent payable thereunder and the other terms of such Lease (or such modification or amendment) are consistent with prevailing market conditions, (iv) modify, amend, terminate or enter into any operating agreement, partnership agreement, joint venture agreement, condominium agreement, ground lease or, except as otherwise provided herein, any property agreement relating to any Property, or (v) terminate any Lease for space located in any Property other than in accordance with normal and prudent business practices; provided, however, Borrower shall not terminate any Lease if such termination is likely to result in any ongoing material impairment of the value of any Property.

                                      -35-

                    5.2.2. Further Encumbrance or Sale. Except as otherwise set forth in this Section 5.2, Borrower shall not further encumber, sell, transfer or convey or permit to be further encumbered, sold, transferred or conveyed any
Property (or any portion thereof or interest therein) or any direct or indirect interest in Borrower (or in any of Borrower's members) which would violate the ownership covenants set forth in Section 5.1.12 hereof. Borrower shall not create, incur, assume, permit or suffer to exist any lien on any portion of any
Property (or any portion thereof or interest therein) or legal or beneficial ownership interest in Borrower (or in any of Borrower's members), subject to
Borrower's right to contest such liens as provided herein. Except as otherwise expressly provided to the contrary in the Loan Documents, no part of the
Properties nor any interest of any nature whatsoever therein (whether legal or beneficial or whether held directly or indirectly), nor any interest of any nature whatsoever in Borrower (whether partnership, stock, equity, beneficial, profit, loss or otherwise or whether held directly or indirectly), shall in any manner be further encumbered, sold, transferred, assigned or conveyed without the prior consent of Lender (other than indirect transfers of partnership, stock, equity or beneficial interests which would not violate the ownership covenants set forth in Section 5.1.12 hereof), which consent in any and all circumstances may be withheld in the sole and absolute discretion of Lender. The provisions of the foregoing sentence of this subsection shall apply to each and every such further encumbrance, sale, transfer, assignment or conveyance, regardless of whether or not Lender has consented to, or waived by its action or inaction its rights hereunder with respect to, any such previous further encumbrance, sale, transfer, assignment or conveyance, and irrespective of whether such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason of operation of law or is otherwise made. Notwithstanding the foregoing, (i) Borrower shall have the right to sell obsolete equipment or the individual manager's home located at a particular Property, provided that any such equipment or individual manager's home which is necessary for the continued operation and management of the Property shall be replaced by equipment or a home, as the case may be, of adequate quality, (ii) Borrower may grant utility easements so long as the granting of such easement(s) is to an unaffiliated third party for the sole purpose of allowing or otherwise providing for utility service to the Property and does not materially impair its ability to operate the property or encroach upon any improvements on the Property (iii)
ownership interests in ARC MEZZ may be transferred provided that, following such transfer, ARC shall retain not less than a 51% ownership interest in ARC MEZZ and shall be the sole managing member having the right to control day to day and general management decisions of such entity, (iv) the "Class A" membership interests in ARC may be transferred to a Qualified Transferee or to ARC IV or an
Affiliate of ARC IV, and (v) GMAC or a Qualified Transferee may become the managing member of ARC and the "Class B" membership interests in ARC may be transferred to GMAC or a Qualified Transferee which is the holder of the "Class
A" membership interests, provided that GMAC or such Qualified Transferee shall then be the managing member of ARC as permitted herein.

                    5.2.3. Governing Documents. Except at the request of Lender,
Borrower shall not modify or amend any provision of its organizational documents which relates to Borrower's Single-Purpose nature, nor modify or amend in any material manner any other provision of its organizational documents.

                    5.2.4. Nature of Business. Borrower shall not engage in any business or activity other than the ownership, operation or management of the
Properties.

                                      -36-

                    5.2.5. Consolidation, Merger, Sale or Purchase of Assets,
etc. Borrower will not (a) dissolve, liquidate or wind up its affairs, (b) enter into any transaction of merger or consolidation, or sell or otherwise dispose of all or any part of its property or assets having a value in excess of $50,000,
(c) acquire any assets having a value in excess of $50,000 per Property per year if such assets do not enhance or improve the value of the Property, or (d)
acquire any assets having a value in excess of $50,000, except for capital improvements contained in the Capital Improvement Plans approved by Lender or otherwise permitted under this Agreement and manufactured home community properties financed with Loans made under this Agreement or under a separate facility extended by Lender as permitted hereunder.

                    5.2.6. Indebtedness. Borrower shall not incur, either
directly or as a guarantor, any liability (whether recourse or non-recourse) for the payment of any indebtedness other than (i) the Debt, (ii) trade payables incurred in the ordinary course of operating Borrower's business, provided that each such amount shall be paid to trade creditors within sixty (60) days following the date on which each such amount was incurred unless validly contested and (iii) current liabilities for taxes and assessments incurred or arising in the ordinary course of business.

                    5.2.7. Assignment. Borrower shall not assign this Agreement by agreement, operation of law or otherwise, or the moneys to be advanced and disbursed hereunder.

                    5.2.8. ERISA. Borrower shall not take any action which would cause it to become an "employee benefit plan" as defined in Section 3(3) of
ERISA, or a "governmental plan" as defined in Section 3(32) of ERISA, or a
"plan" as defined in Section 4975(e)(1) of the Internal Revenue Code, or its
assets to become "plan assets" as defined in 29 C.F.R. Section 2510.3-101.

                    5.2.9. Waste. Borrower shall not commit or suffer to be
committed any material waste with respect to any Property. The failure of
Borrower to pay any Taxes or any installment thereof, or any Insurance Premiums payable with respect to any of the Insurance Policies covering the Properties or any portion thereof, or to use and apply the Rents strictly in accordance with the provisions of the Loan Documents, shall be deemed for all purposes to constitute waste, regardless of whether the same would, in the absence of this provision, otherwise constitute waste under applicable law.

                    5.2.10. Property Management. Borrower shall not modify,
amend, terminate or enter into any management or operating agreement with respect to any Property, or waive any material provisions of any such management operating agreement.

                    5.2.11. Distributions. Borrower shall not declare or make
any distribution of any property, cash or rights, or purchase, redeem or otherwise acquire for value any of its membership interests now or hereafter outstanding, or advance funds to the holder of any of its membership interests now or hereafter outstanding; provided, however, that Borrower shall be permitted to distribute funds in the Operating Account in excess of amounts required for Borrower to pay its liabilities and obligations on a current basis and amounts deposited in the Investor Account established under the Cash
Management Agreement in accordance with the

                                      -37-

terms of such agreement shall be deemed indirectly distributed to ARC, provided no Event of Default shall have occurred and be continuing. The provisions of the operating agreement of Borrower restricting affiliate payments and the payment of salaries and compensation shall not be amended or modified without the consent of Lender, which consent shall not be unreasonably withheld. In no event shall Borrower have the right to declare or make any distribution of any property, cash or rights, or purchase, redeem or otherwise acquire for value any of its membership interests now or hereafter outstanding, or advance funds to the holder of any of its membership interests now or hereafter outstanding if an
Event of Default shall have occurred and be continuing.

                    5.2.12. Affiliate Transactions. Borrower shall not enter
into, or be a party to, any transaction with an Affiliate of Borrower or any of the partners of Borrower except in the ordinary course of business and on terms no less favorable to Borrower or such Affiliate than would be obtained in a comparable arm's-length transaction with an unrelated third party. Borrower shall not enter into leases for more than 20% of its home pads (in the aggregate) with Affiliates of Borrower without the prior written consent of
Lender. Borrower shall cause all leases relating to leasing any portion of the
Property to any Affiliate of Borrower to be entered into on the then current market terms.

                                  ARTICLE VI.

                      INSURANCE, CASUALTY AND CONDEMNATION

               SECTION 6.1. Insurance Coverage. Borrower will insure the
Properties against such perils and hazards, and in such amounts and with such limits as Lender may from time to time reasonably require, and in any event will continuously maintain with respect to each of the Properties, without cost to
Lender, the insurance described in EXHIBIT U of this Agreement (collectively, the "INSURANCE POLICIES"). All Insurance Policies shall be in form, issued by companies, in amounts and with deductibles satisfactory to Lender from time to time and shall be maintained throughout the term of the Loan without cost to
Lender. An insurance company shall not be satisfactory unless such insurance company (a) has a Standard & Poor's rating of "AA" or better or Moody's Aa2 or better; (b) is licensed in the State in which the insured Property is located;
(c) has actively been in business for at least five (5) years; (d) if it is a mutual company, is a nonassessable company; and (e) does not provide insurance on any one building in excess of ten (10%) percent of its policyholders' surplus
(including capital). Notwithstanding the foregoing, Lender hereby approves
American Modern Lloyd's as a satisfactory insurance company provided American
Modern Lloyd's shall continue to maintain a Best's rating of "AVIII" or better and a Standard & Poor's rating of "A" or better. All Insurance Policies insuring against casualty and business interruption and other appropriate policies shall include non-contributing mortgagee endorsements in favor of Lender with loss payable to Lender, as well as standard waiver of subrogation endorsements, and shall provide that the coverage shall not be terminated or modified, nor a risk changed without thirty (30) days' advance written notice to Lender. A verified copy of each Insurance Policy shall be delivered to Lender. If a blanket policy is issued, a certified copy of said policy shall be furnished, together with an endorsement indicating that Lender, and its affiliates, subsidiaries, successors and assigns are additional insureds under such policy in the designated amount.
If any portion of the insured

                                      -38-

risks are reinsured, the reinsurance policies shall contain "cut-through"
endorsements in form satisfactory to Lender. Borrower shall pay the premiums for the Insurance Policies (the "INSURANCE PREMIUMS") as the same become due and payable. Borrower will deliver all Insurance Policies to Lender and, in case of
Insurance Policies about to expire, Borrower will deliver renewal or replacement policies to Lender not less than thirty (30) days prior to the date of expiration. The foregoing requirements of this Section shall apply to any separate policies of insurance taken out by Borrower concurrent in form or contributing in the event of loss with the Insurance Policies. If any Insurance
Policy or part thereof shall expire or be withdrawn or become void by reason of the failure or impairment of the capital of any company in which the insurance shall be carried, or if at any time Lender is not in receipt of written evidence that all insurance required hereunder is in force and effect or if the Borrower fails to obtain the insurance as required in EXHIBIT U and/or as is otherwise set forth herein, Lender shall have the absolute and unconditional right without prior notice to Borrower to take such action as Lender deems necessary to protect the interest of Lender in the Properties, including without limitation, the obtaining of such insurance coverage as set forth herein, and all expenses incurred by Lender in connection with such action or by Lender in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand together with interest thereon at the Default Rate. Borrower shall at all times comply with and shall cause the Properties, and the use, occupancy, operation, maintenance, alteration, repair and restoration thereof to comply with the terms, conditions, stipulations and requirements of the Insurance
Policies. If any building improvement on any Property, or any portion thereof, is located in a Federally designated flood hazard area other than Zone C or Zone
X, in addition to the other Insurance Policies required under this paragraph, a flood insurance policy shall be delivered by Borrower to Lender with respect thereto. If no portion of a Property is located in a Federally designated
"special flood hazard area" such fact shall be substantiated by a certificate in form satisfactory to Lender from a licensed surveyor, appraiser or professional engineer or other qualified individual.

                    6.1.1. Damage or Destruction. If any Property shall be
damaged or destroyed, in whole or in part, by fire or other property hazard or casualty, Borrower shall give prompt notice thereof to Lender and one hundred
(100%) percent of the net amount of all insurance proceeds received by Lender or
Borrower as a result of such damage or destruction after deduction of reasonable costs and the expenses, if any, in collecting the same, shall be applied in reduction of the outstanding Principal Balance under the Note pertaining to the
Damaged Property. Notwithstanding anything to the contrary set forth above, if a particular Property (a "DAMAGED PROPERTY") shall be damaged or destroyed, in whole or in part, by fire or other casualty, Lender shall, in accordance with the provisions of this Section hereinafter set forth, make the net amount of all insurance proceeds received by Lender pursuant to the provisions of this
Agreement as a result of such damage or destruction after deduction of its reasonable costs and expenses, if any, in collecting the same (hereinafter referred to as the "NET PROCEEDS") available for the repair and restoration of the Damaged Property, provided that (i) no default shall have occurred and shall be continuing under the Loan Documents, (ii) Borrower shall commence the repair and restoration of the Damaged Property, as nearly as possible to the condition the Damaged Property was in immediately prior to such fire or other casualty, with such alterations as may be approved by Lender, as soon as reasonably practicable, and shall diligently pursue the same to satisfactory completion,
(iii) Lender shall be satisfied that any operating deficits which will be incurred with respect to the Damaged Property as a result of the occurrence of any such fire or other casualty will be covered out of the Net Proceeds or by

                                      -39-

Borrower out-of-pocket or with the proceeds, if any, of business interruption or rental interruption insurance, (iv) Lender shall be satisfied that, within a reasonable period of time, not to exceed one hundred eighty (180) days following the completion of such repair and restoration of the Damaged Property, the gross cash flow and the net cash flow of the Damaged Property will be restored to a level sufficient to cover all carrying costs and operating expenses of the
Damaged Property, (v) Lender shall be satisfied that the repair and restoration of the Damaged Property will be completed on or before the earlier to occur of
(w) ninety (90) days prior to the Maturity Date, or (x) the date on which the business interruption insurance covered by such Borrower shall expire, (vi)
Lender shall be satisfied that all of the terms, covenants and provisions of this Agreement and the other Loan Documents will continue to be complied with during and subsequent to the completion of such repair and restoration and (vii)
Borrower and ARC IV shall execute and deliver to Lender a completion guaranty in form and substance satisfactory to Lender pursuant to the provisions of which
Borrower and ARC IV shall jointly and severally guaranty to Lender the lien-free completion of the repair and restoration of the Damaged Property in accordance with the provisions of this paragraph. The Net Proceeds shall be held by Lender in an interest-bearing account, and until disbursed in accordance with the provisions of this paragraph, shall constitute additional security for the payment of the Debt. The Net Proceeds together with interest earned thereon, shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the repair and restoration of the Damaged Property, upon receipt of evidence satisfactory to Lender (which evidence shall in each instance and to the full extent required by Lender include receipted bills, invoices, lien waivers and a continuation and date down of title to the Damaged
Property in form satisfactory to Lender and issued by the title company insuring the lien of the Mortgage encumbering such Property or another title company satisfactory to Lender) that (i) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the repair and restoration of the
Damaged Property have been paid for in full, and (ii) there exist no notice of pendency, stop order, notice of intention to file mechanic's or materialman's lien, mechanic's or materialman's lien or other lien or encumbrance of any nature whatsoever on the Damaged Property arising out of the repair and restoration of the Damaged Property which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured over to the satisfaction of Lender by the title company insuring the lien of the Mortgage encumbering the Damaged Property. The repair and restoration of the Damaged Property shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable Environmental Requirements), and all plans and specifications required in connection with the repair and restoration of the Damaged Property shall be subject to review and acceptance in all respects by Lender and by the
Consultant. If Lender fails to respond within ten (10) Business Days following a request and submissions of plans and specifications for approval, such plans and specification shall be deemed approved by Lender. Upon the occurrence of an
Event of Default, Lender shall have the use of such plan and specifications and all permits, licenses and approvals required or obtained in connection with the repair and restoration of the Damaged Property. The identity of the contractors, subcontractors and materialmen engaged in the repair and restoration of the
Damaged Property, as well as the contracts under which they have been engaged, shall be identified to Lender and Consultant, if any. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the repair and restoration of the Damaged

                                      -40-

Property including, without limitation, reasonable counsel fees and reasonable fees of the Consultant, shall be paid by Borrower. In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the repair and restoration of the Damaged Property, as certified by the
Consultant, minus the Casualty Retainage. The term "CASUALTY RETAINAGE" as used in this paragraph shall mean an amount equal to 10% of the costs actually incurred for work in place as part of the repair and restoration of the Damaged
Property, as certified by the Consultant. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary therein above set forth in this paragraph, be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the making of the repair and restoration of the Damaged Property. Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every thirty (30)
days. The Casualty Retainage shall not be released until the Consultant certifies to Lender that the repair and restoration of the Damaged Property have been completed in accordance with the provisions of this paragraph, and Lender receives evidence satisfactory to Lender that the costs of the repair and restoration of the Damaged Property have been paid in full or will be paid in full out of the Casualty Retainage; provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the repair and restoration of the
Damaged Property as of the date upon which the Consultant certifies to Lender that such contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of such contractor's, subcontractor's or materialman's contract, and such contractor, subcontractor or materialman delivers such lien waivers and evidence of payment in full of all sums due to such contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company insuring the lien of the Mortgage encumbering the Damaged Property. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to such contractor, subcontractor or materialman.
Notwithstanding anything to the contrary contained in this paragraph, if the Net
Proceeds shall be less than $250,000 and if the costs of completing the repair and restoration of the Damaged Property shall be less than $250,000, the Net
Proceeds will be disbursed by Lender to Borrower upon receipt, provided that no default shall have occurred and shall be continuing under the Loan Documents, and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the repair and restoration of the Damaged Property. If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the opinion of Lender, be sufficient to pay in full the balance of the costs which will be incurred in connection with the completion of the repair and restoration of the Damaged Property, Borrower shall deposit the deficiency (hereinafter referred to as the "NET PROCEEDS DEFICIENCY") with
Lender before any further disbursement of the Net Proceeds shall be made, which
Net Proceeds Deficiency deposit shall be held by Lender in an interest-bearing account, shall be disbursed together with interest earned thereon, for costs actually incurred in connection with the repair and restoration of the Damaged
Property on the same conditions applicable to the disbursement of the Net
Proceeds, and until so disbursed pursuant to this paragraph shall constitute additional security for the payment of the Debt. Upon the occurrence of an Event of Default, Lender shall have the right to apply the undisbursed balance of any
Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender shall deem to be

                                      -41-

appropriate in its discretion. The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposit, together with interest thereon, after the Consultant certifies to Lender that the repair and restoration of the Damaged Property have been completed in accordance with the provisions of this paragraph, and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the repair and restoration have been paid in full, shall be applied to the reduction of the outstanding
Principal Balance of the Note with respect to such Damaged Property (based on the Allocated Loan Amount, with any excess being applied to the Principal
Balance). All costs of the repair and restoration of the Damaged Property in excess of the Net Proceeds shall be paid for by Borrower. All insurance proceeds received by Lender and not required to be disbursed for the repair and restoration of the Damaged Property pursuant to the provisions of this paragraph herein above set forth may be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its discretion shall deem proper or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall designate, in its discretion. If Lender shall receive and retain insurance proceeds, the lien of the Mortgage with respect to such Damaged Property shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt.

               SECTION 6.2. Condemnation. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise, Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note, this Agreement and the Mortgages and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender to the discharge of the Debt. Except as hereinafter specifically provided to the contrary in this paragraph, if all or any portion of a Property is taken by any public or quasi-public authority through eminent domain or otherwise, one hundred (100%) percent of the aggregate award or payment received by Lender or Borrower as a result of such taking after deduction of reasonable costs and expenses, if any, in collecting the same shall be applied in reduction of the portion of the outstanding Principal Balance under the Note which pertains to such Property. If any Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of such award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Debt, whichever is less.
Borrower shall file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to Lender. Borrower hereby irrevocably authorizes and empowers
Lender, in the name of Borrower or otherwise, to collect and receipt for any such award or payment and, subsequent to the occurrence of a default beyond the expiration of applicable notice and cure periods, if any, under any of the Loan
Documents and during the continuance thereof, to file and prosecute such claim or claims. Although it is hereby expressly agreed that the same shall not be necessary in any event, Borrower shall, upon demand of Lender, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to Lender, free and clear of any encumbrances of any kind or nature whatsoever. If less than all of a particular
Property (the "TAKEN PROPERTY") is taken by any public or quasi-public authority through eminent domain or otherwise, Lender shall, in accordance with the provisions of this paragraph hereinafter set forth, make the portion of the aggregate award or payment received by Lender pursuant to the provisions of this
Agreement as a result of such taking which is specifically awarded for the

                                      -42-

repair and restoration of the portion of the Taken Property not taken or, in the absence of any such specific award, is in the opinion of Lender reasonably necessary to pay for the costs which will be incurred in connection with the repair and restoration of the portion of the Taken Property not taken after deduction of its reasonable costs and expenses, if any, in collecting the same
(hereinafter referred to as the "NET RESTORATION AWARD") available for the repair and restoration of the Taken Property, provided that (i) no default shall have occurred and shall be continuing under the Loan Documents, (ii) Borrower shall commence the repair and restoration of the Taken Property, as nearly as possible to the condition the Taken Property was in immediately prior to such taking, with such alterations as may be approved by Lender, as soon as reasonably practicable and shall diligently pursue the same to satisfactory completion, (iii) Lender shall be satisfied that any operating deficits which will be incurred with respect to the Taken Property as a result of the occurrence of any such taking will be covered out of the Net Restoration Award or by Borrower out-of-pocket, (iv) Lender shall be of the opinion that it is economically feasible to repair and restore the Taken Property, (v) Lender shall be satisfied that within a reasonable period of time, not to exceed one hundred eighty (180) days following completion of the repair and restoration of the
Taken Property, the gross cash flow and the net cash flow of the Taken Property will be restored to a level sufficient to cover all carrying costs and operating expenses of the Taken Property, (vi) Lender shall be satisfied that the repair and restoration of the Taken Property will be completed on or before the earlier to occur of (w) ninety (90) days prior to the Maturity Date, or (x) the date on which the business interruption insurance carried by such Borrower shall expire,
(vii) Lender shall be satisfied that all of the terms, covenants and provisions of this Agreement and the other Loan Documents will continue to be complied with during and subsequent to the completion of such repair and restoration and
(viii) Borrower and ARC IV shall execute and deliver to Lender a completion guaranty pursuant to the provisions of which Borrower and ARC IV shall jointly and severally guaranty to Lender the lien-free completion of the repair and restoration of the Taken Property in accordance with the provisions of this paragraph. Notwithstanding anything to the contrary contained in this paragraph,
Lender shall not be obligated to make the Net Restoration Award available for the repair and restoration of the Taken Property in accordance with the provisions of this paragraph if more than 30% of the Property (as measured by area) is taken. The Net Restoration Award shall be held by Lender in an interest bearing account, and until disbursed in accordance with the provisions of this paragraph, shall constitute additional security for the payment of the Debt. The
Net Restoration Award, together with interest thereon, shall be disbursed by
Lender to, or as directed by, Borrower from time to time during the course of the repair and restoration of the Taken Property, upon receipt of evidence satisfactory to Lender (which evidence shall in each instance and to the full extent required by Lender include receipted bills, invoices, lien waivers and a continuation and date down of title to the Taken Property in form satisfactory to Lender and issued by the title company insuring the lien of the Mortgage pertaining to such Property or another title company satisfactory to Lender)
that (i) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the repair and restoration of the Taken Property have been paid for in full, and (ii) there exist no notice of pendency, stop order, notice of intention to file mechanic's or materialman's lien, mechanic's or materialman's lien or other lien or encumbrance of any nature whatsoever on the Taken Property arising out of the repair and restoration of the Taken Property which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative otherwise fully insured over to the satisfaction of Lender by the title company

                                      -43-

insuring the lien of the Mortgage encumbering the Taken Property. The repair and restoration of the Taken Property shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable Environmental Requirements), and all plans and specifications required in connection with the repair and restoration of the Taken Property shall be subject to review and acceptance in all respects by Lender and by the
Consultant. If Lender fails to respond within ten (10) Business Days following a request and submission of plans and specifications for approval, such plans and specifications shall be deemed approved by Lender. Upon the occurrence of an
Event of Default, Lender shall have the use of such plans and specifications and all permits, licenses and approvals required or obtained in connection with the repair and restoration of the Taken Property. The identity of the contractors, subcontractors and materialmen engaged in the repair and restoration of the
Taken Property, as well as the contracts under which they have been engaged, shall be identified to Lender and Consultant, if any. All costs and expenses incurred by Lender in connection with making the Net Restoration Award available for the repair and restoration of the Taken Property, including, without limitation, appraisal fees, reasonable counsel fees and reasonable fees of the
Consultant shall be paid by Borrower. In no event shall Lender be obligated to make disbursements of the Net Restoration Award in excess of an amount equal to the costs actually incurred for work in place as part of the repair and restoration of the Taken Property, as certified by the Consultant, minus the
Condemnation Retainage. The term "CONDEMNATION RETAINAGE" as used in this paragraph shall mean an amount equal to 10% of the costs actually incurred for work in place as part of the repair and restoration of the Taken Property, as certified by the Consultant. The Condemnation Retainage shall in no event, and notwithstanding anything to the contrary herein-above set forth in this paragraph, be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the making of the repair and restoration of the Taken Property. Lender shall not be obligated to make disbursements of the Net Restoration Award more frequently than once every fifteen (15) days. The Condemnation Retainage shall not be released until the
Consultant certifies that the repair and restoration of the Taken Property have been completed in accordance with the provisions of this paragraph, and Lender receives evidence satisfactory to Lender that the costs of the repair and restoration of the Taken Property have been paid in full or will be paid in full out of the Condemnation Retainage; provided, however, that Lender will release the portion of the Condemnation Retainage being held with respect to any contractor, subcontractor or materialman engaged in the repair and restoration of the Taken Property as of the date upon which the Consultant certifies to
Lender that such contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of such contractor's, subcontractor's or materialman's contract, and such contractor, subcontractor or materialman delivers such lien waivers and evidence of payment in full of all sums due to such contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company insuring the lien of the Mortgage encumbering the Taken Property. If required by
Lender, the release of any such portion of the Condemnation Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to such contractor, subcontractor or materialman.
The excess, if any, of the Net Restoration Award after the repair and restoration of the Taken Property as nearly as possible to their former condition and the payment in full of all costs incurred in connection therewith shall be applied by Lender in reduction of the Debt in such order, priority and proportions as Lender in its discretion shall deem proper.

                                      -44-

Notwithstanding anything to the contrary contained in this paragraph, if the Net
Restoration Award shall be less than $250,000 and if the costs of completing the repair and restoration of the Taken Property shall be less than $250,000, the
Net Restoration Award will be disbursed by Lender to Borrower upon receipt, provided that no default shall have occurred and shall be continuing under the
Loan Documents, and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the repair and restoration of the Taken Property. If at any time the Net Restoration
Award, or the undisbursed balance thereof, shall not, in the opinion of Lender, be sufficient to pay in full the balance of the costs which will be incurred in connection with the completion of the repair and restoration of the Taken
Property, Borrower shall deposit the deficiency (hereinafter referred to as the
"NET AWARD DEFICIENCY") with Lender before any further disbursement of the Net
Restoration Award shall be made, which Net Award Deficiency deposit shall be held by Lender in an interest bearing special account, shall be disbursed, together with interest thereon, for costs actually incurred in connection with the repair and restoration of the Taken Property on the same conditions applicable to the disbursement of the Net Restoration Award, and shall until so disbursed pursuant to this paragraph constitute additional security for the payment of the Debt. Upon the occurrence of an Event of Default, Lender shall have the right to apply the undisbursed balance of any Net Award Deficiency deposit, together with interest thereon, to the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender shall deem to be appropriate in its discretion. The excess, if any, of any Net Award
Deficiency deposit, together with interest thereon, remaining after the
Consultant certifies to Lender that the repair and restoration of the Taken
Property have been completed in accordance with the provisions of this paragraph, and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the repair and restoration have been paid in full, shall be applied to the reduction of the outstanding Principal Balance of the Note pertaining to the Taken Property (based on the allocated Loan Amount, with any excess being applied to the Principal Balance All costs of the repair and restoration of the Taken Property in excess of the Net Restoration Award shall be paid for by Borrower.

                                  ARTICLE VII.

                               PROPERTY MANAGEMENT

               SECTION 7.1. The Management Agreement. At all times during the term of the Loan, the Properties shall be managed by ARC Management Services,
Inc. or another manager approved by Lender in its sole and absolute discretion
("PROPERTY MANAGER") pursuant to the Management Agreement. Borrower shall (i)
diligently perform and observe all of the terms, covenants and conditions of the
Management Agreement on the part of Borrower to be performed and observed and
(ii) promptly notify Lender of any notice to Borrower of any default by Borrower beyond any applicable cure period in the performance or observance of any of the terms, covenants or conditions of the Management Agreement on the part of
Borrower to be performed and observed. If Borrower shall default in the performance or observance of any material term, covenant or condition of the
Management Agreement on the part of Borrower to be performed or observed, then, without limiting Lender's other rights or remedies under this Agreement or the other Loan Documents, and without waiving or releasing Borrower from any of its obligations hereunder or under the Management Agreement, Lender shall have the right,

                                      -45-

but shall be under no obligation, to pay any sums and to perform any act as may be appropriate to cause all the material terms, covenants and conditions of the
Management Agreement on the part of Borrower to be performed or observed.
Without the prior written consent of Lender, Borrower shall not (a) consent to the assignment by Property Manager of its interest under the Management
Agreement, (b) terminate, modify, change, supplement, alter or amend the
Management Agreement, (c) change, replace or terminate Property Manager as the manager of the Properties or (d) enter into a new management agreement with respect to the Properties. Notwithstanding the foregoing, in the event GMAC or a
Qualified Transferee shall become the managing member of ARC, Borrower may replace ARC Management Services, Inc. with a Qualified Manager pursuant to a
Management Agreement approved by Lender and provided that such Qualified Manager shall execute and deliver to Lender an Assignment of Management Agreement and
Subordination of Management Fee in substantially the form delivered to Lender on the Closing Date with such changes as shall be reasonably approved by Lender.

               SECTION 7.2. SUBORDINATION OF FEES; REMOVAL OF PROPERTY
MANAGER. Borrower agrees that all unpaid management fees shall be expressly subordinate to the Debt and Property Manager shall not be entitled to receive any property management fees, asset management fees or any other compensation or reimbursements payable by Borrower with respect to any period of time during which an Event of Default shall be continuing, it being agreed that Lender shall be entitled to recover from Borrower, any and all property management fees, asset management fees or any other compensation or reimbursements paid by
Borrower to Property Manager or to any Affiliate of Borrower during such period of time. Lender shall have the right to require Borrower to replace Property
Manager with a Person chosen by Lender at any time following the occurrence of any one or more of the following events: (i) if an Event of Default shall have occurred, and/or (ii) if Property Manager has engaged in gross negligence, fraud or willful misconduct.

                                 ARTICLE VIII.

                            ENVIRONMENTAL PROVISIONS

SECTION 8.1. Environmental Provisions. Borrower hereby represents and warrants to Lender that to the best of Borrower's knowledge (i) except for standard cleaning products and standard lawn care products used in connection with the landscaping of any Property and petroleum products used in connection with the operation of equipment at the Properties, no Hazardous Material is currently located at, on, in, under or about any Property, except as specifically set forth in the Environmental Reports, (ii) no Hazardous Material is currently located at, in, on, under or about any Property in a manner which violates any
Environmental Requirement, or which requires cleanup or corrective action of any kind under any Environmental Requirement, (iii) no releasing, emitting, discharging, leaching, dumping or disposing of any Hazardous Material from any
Property onto or into any other property or from any other property onto or into any Property has occurred or is occurring in violation of any Environmental
Requirement, (iv) no notice of violation, lien, complaint, suit, order or other notice with respect to any Property is presently outstanding under any
Environmental Requirement, and (v) each Property and the operation thereof are in compliance with all Environmental Requirements. Borrower shall comply, and shall use its best efforts to cause all

                                      -46-

tenants or other occupants of the Properties to comply, in all respects with all
Environmental Requirements, and will not generate, store, handle, process, dispose of or otherwise use, and will not permit any tenant or other occupant of any Property to generate, store, handle, process, dispose of or otherwise use,
Hazardous Materials at, in, on, under or about any Property in a manner that could lead or potentially lead to the imposition on Borrower, Lender or any
Property of any liability or lien of any nature whatsoever under any
Environmental Requirement. Borrower shall notify Lender promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about any Property which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward Lender copies of any notices received by Borrower relating to alleged violations of any Environmental
Requirement and will promptly pay when due any fine or assessment against
Lender, any Borrower or any Property relating to any Environmental Requirement.
If at any time it is determined that the operation or use of any Property violates any applicable Environmental Requirement or that there are Hazardous
Materials located at, in, on, under or about any Property which, under any
Environmental Requirement, require special handling in collection, storage, treatment or disposal, or any other form of cleanup or corrective action,
Borrower shall, within sixty (60) days after receipt of notice thereof from any
Governmental Authority or from Lender (or such shorter period of time as may be required by any such Governmental Authority or under applicable Environmental
Requirements), take, at Borrower's sole cost and expense, such actions as may be necessary to fully comply in all respects with all Environmental Requirements;
provided, however, that if such compliance cannot reasonably be completed within such sixty (60) day period, Borrower shall commence such necessary action within such sixty (60) day period and shall thereafter diligently and expeditiously proceed to fully comply in all respects and in a timely fashion with all
Environmental Requirements. If Borrower fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion, any such action,
Lender may, in its sole and absolute discretion, make advances or payments towards the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All sums so advanced or paid by Lender
(including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from Borrower and shall bear interest at the
Default Rate from the date any such sums are so advanced or paid by Lender until the date any such sums are repaid by Borrower to Lender. Borrower will execute and deliver, promptly upon request, such instruments as Lender may deem useful or necessary to permit Lender to take any such action, and such additional notes, as Lender may require to secure all sums so advanced or paid by Lender.
If a lien is filed against any Property by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of Borrower or for which
Borrower is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous
Material into the waters or onto land located within or without the State in which any Property is located, then Borrower will, within thirty (30) days from the date that Borrower is first given notice that such lien has been placed against such Property (or within such shorter period of time as may be specified by Lender if such Governmental Authority has commenced steps to cause such
Property to be sold pursuant to such lien) either (a) pay the claim and remove the lien, or (b) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to Lender and is

                                      -47-

sufficient to effect a complete discharge of such lien on such Property.
Notwithstanding the foregoing, in the case of any material item, Borrower, at its own expense, may contest by appropriate legal proceedings, promptly initiated and conducted in good faith and with due diligence, the validity or enforceability, in whole or in part, of any Environmental Requirement, provided that (i) Borrower shall have given prior notice of such contest to Lender, (ii)
no default shall have occurred and be continuing under the Note, the Mortgages, this Agreement or any of the other Loan Documents, (iii) such proceeding shall suspend the obligation of Borrower to comply with any such Environmental
Requirement, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower, or the
Properties, are subject and shall not constitute a default thereunder, (v)
failure to immediately comply with any such law, order, ordinance, rule or regulation will not invalidate or vitiate any Insurance Policies, in whole or in part, and will not in the opinion of Lender constitute a present danger to the
Properties or any portion thereof, or to the individuals using and entering upon the Properties, (vi) neither the Properties nor any part thereof nor any interest therein will in the opinion of Lender be in danger of being sold, forfeited, confiscated, terminated, canceled or lost, (vii) delay in the compliance with any Environmental Requirement will not, in the opinion of
Lender, result in a worsening or deterioration in the condition requiring remediation, (viii) Borrower shall have delivered to Lender in escrow all sums necessary to insure the payment by Borrower of all costs of compliance, fines and penalties, together with interest thereon, as may be incurred by Borrower in the event of a determination in such proceeding adverse to Borrower, and (ix)
neither Borrower nor Lender will in the opinion of Lender be subject to any criminal or civil liability as the result of such contestment by Borrower.
Lender may, at its option, at intervals of not more frequently than once a year, or more frequently if Lender reasonably believes that a Hazardous Material or other environmental condition violates or threatens to violate any Environmental
Requirement applicable to a Property, cause an environmental audit of such
Property to be conducted to confirm Borrower's compliance with the provisions of this paragraph in respect of such Property, and Borrower shall cooperate in all reasonable ways with Lender in connection with any such audit. Borrower shall pay all costs and expenses incurred in connection with such audit. If any of the
Mortgages is foreclosed, or if any Property is sold pursuant to the provisions of the Mortgages, or if Borrower tenders a deed or assignment in lieu of foreclosure or sale, Borrower shall deliver such Properties to the purchaser at foreclosure or sale or to Lender, its nominee, or wholly owned subsidiary, as the case may be, in a condition that complies in all respects with all
Environmental Requirements. Borrower will defend, indemnify, and hold harmless
Lender, its employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to, (i) any breach by Borrower of any of the provisions of this Section, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting any Property, including, without limitation, any damage or injury resulting from any such Hazardous
Material to or affecting any Property or the soil, water, air, vegetation, buildings, personal property, individuals or animals located on any Property or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous

                                      -48-

Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous
Material, or (v) any violation of any Environmental Requirement. The obligations and liabilities of Borrower under this Section shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Debt has been paid in full and irrespective of any foreclosure of any of the Mortgages, sale of any one or more of the Properties pursuant to the provisions of the Mortgages or acceptance by
Lender, its nominees or wholly owned subsidiaries of one or more deeds or assignments in lieu of foreclosure or sale and irrespective of any other fact or circumstance of any nature whatsoever.

                                  ARTICLE IX.

                                  RESERVE FUNDS

               SECTION 9.1. Tax Funds.

                    9.1.1. Deposits of Tax Funds. Borrower shall deposit with
Lender on the Monthly Payment Date an amount (the "MONTHLY TAX DEPOSIT") equal to one-twelfth of the Taxes that Lender estimates will be payable during the next ensuing twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes at least ten (10) days prior to their respective due dates (such amounts so deposited shall hereinafter be referred to as the "TAX
FUNDS"). If at any time Lender reasonably determines that the Tax Funds will not be sufficient to pay the Taxes, Lender shall notify Borrower of such determination and Borrower shall increase its monthly payments to Lender by the amount that Lender estimates is sufficient to make up the deficiency at least ten (10) days prior to the respective due dates for the Taxes; provided that if
Borrower receives notice of any deficiency after the date that is ten (10) days prior to the date that Taxes are due, Borrower will deposit such amount within two (2) Business Day after its receipt of such notice.

                    9.1.2. Release of Tax Funds. Lender shall, provided no Event of Default shall have occurred and be continuing, and the Debt Service Coverage
Ratio shall not be less than 1.05:1, release Tax Funds to Borrower for payments of Taxes prior to the date such Taxes are due or paid by Borrower, upon delivery to Lender of an Officer's Certificate, certifying as to the actual amount of the
Taxes due and owing (the "CERTIFIED TAX AMOUNT") on the date thereof or within thirty (30) days from the date thereof. Lender shall advance to Borrower for same from the Tax Funds, within five (5) business days from the date Lender receives such Officer's Certificate, an amount equal to the Certified Tax
Amount. In all other cases, provided no Event of Default shall have occurred and be continuing, Lender shall either (i) release Tax Funds to Borrower for Taxes paid by Borrower or (ii) apply the Tax Funds to the payment of Taxes. In making any payment relating to Taxes, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes)
without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If the amount of the Tax Funds shall exceed the amounts due for
Taxes, Lender shall, in its sole discretion, return any excess to Borrower or credit such excess against future payments to be made to the Tax Funds. Any Tax
Funds remaining after the Debt has been paid in full shall be returned to
Borrower.

                                      -49-

                    9.1.3. Application of Tax Funds. Upon the occurrence of an
Event of Default, Lender, at its option, may withdraw all the Tax Funds from the
Tax Account and may apply the Tax Funds either to the payment of Taxes or to payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply the Tax
Funds shall be in addition to all other rights and remedies provided to Lender under the Loan Documents.

               SECTION 9.2. Insurance Premium Funds.

                    9.2.1. Deposits of Insurance Premium Funds. Borrower shall deposit with Lender on each Monthly Payment Date an amount (the "MONTHLY
INSURANCE PREMIUM DEPOSIT") equal to one-twelfth of the Insurance Premiums that
Lender estimates will be payable for the renewal of the coverage afforded by the
Policies upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies (such amounts so deposited shall hereinafter be referred to as the "INSURANCE PREMIUM FUNDS"). If at any time
Lender reasonably determines that the Insurance Premium Funds will not be sufficient to pay the Insurance Premiums, Lender shall notify Borrower of such determination and Borrower shall increase its monthly payments to Lender by the amount that Lender estimates is sufficient to make up the deficiency at least thirty (30) days prior to expiration of the Policies.

                    9.2.2. Release of Insurance Premium Funds. Lender shall,
provided no Event of Default shall have occurred and be continuing, and the Debt
Service Coverage Ratio shall not be less than 1.05:1, release the Insurance
Premium Funds to Borrower for payment of Insurance Premiums prior to the date such Insurance Premiums are due or paid by Borrower, upon delivery to Lender of an Officer's Certificate, certifying as to the actual amount of the Insurance
Premiums then due and owing (the "CERTIFIED INSURANCE AMOUNT") on the date thereof or within sixty (60) days from the date thereof. Lender shall advance to
Borrower for same from the Insurance Funds, within five (5) business days from the date Lender receives such Officer's Certificate, an amount equal to the
Certified Insurance Amount. In all other cases, provided no Event of Default shall have occurred and be continuing, Lender shall either (i) release the
Insurance Premium Funds to Borrower for Insurance Premiums paid by Borrower or
(ii) apply the Insurance Funds to the payment of Insurance Premiums. In making any payment relating to Insurance Premiums, Lender may do so according to any bill, statement or estimate procured from the insurer or its agent, without inquiry into the accuracy of such bill, statement or estimate. If the amount of the Insurance Premium Funds shall exceed the amounts due for Insurance Premiums,
Lender shall, in its sole discretion, return any excess to Borrower or credit such excess against future payments to be made to the Insurance Premium Funds.
Any Insurance Premium Funds remaining after the Debt has been paid in full shall be returned to Borrower.

                    9.2.3. Application of Insurance Premium Funds. Upon the
occurrence of an Event of Default, Lender at its option may withdraw the
Insurance Premium Funds from the Insurance Premium Account and may apply the
Insurance Premium Funds to the payment of Insurance Premiums or to the payment of the Debt in such order, proportion and priority as Lender shall determine in its sole discretion. Lender's right to withdraw and apply the Insurance

                                      -50-

Premium Funds shall be in addition to all other rights and remedies provided to
Lender under the Loan Documents.

               SECTION 9.3. Ordinary Capital Expenditures Funds.

                    9.3.1. Deposits of Ordinary Capital Expenditures Funds.
Borrower shall deposit with Lender on each Monthly Payment Date with respect to each Property constituting collateral for the Loan on such Monthly Payment Date an amount (the "MONTHLY ORDINARY CAPITAL EXPENDITURES DEPOSIT") equal to one-twelfth of the product of (x) $50.00 multiplied by (y) the number of manufactured home sites located at such Property (such amounts so deposited shall hereinafter be referred to as the "ORDINARY CAPITAL EXPENDITURES FUNDS"), provided, however, Borrower shall not be required to make a Monthly Ordinary
Capital Expenditure Deposit with respect to a particular Property if on the
Monthly Payment Date, the balance held in the Ordinary Capital Expenditures
Account with respect to such Property is equal to or in excess of $25.00 multiplied by the number of manufactured home sites located at such Property.
Lender may reassess its estimate of the amount necessary for Capital Work from time to time, and may require Borrower to amend the Ordinary Capital
Expenditures Budget and to increase the Monthly Ordinary Capital Expenditures
Deposit upon thirty (30) days notice to Borrower if Lender determines in its reasonable discretion that an increase is necessary to maintain proper operation of the Properties.

                    9.3.2. Release of Ordinary Capital Expenditure Funds. Lender
shall disburse Ordinary Capital Reserve Funds with respect to a particular
Property only for Capital Work with respect to such Property. Lender shall disburse to Borrower the Ordinary Capital Expenditures Funds to reimburse
Borrower for the actual costs incurred in connection with Capital Work at the
Properties upon satisfaction of each of the following conditions: (i) no default shall have occurred and be continuing under the Loan Documents, (ii) Borrower shall submit a request for disbursement to Lender at least ten (10) days prior to the date on which Borrower requests such disbursement be made, which request shall be accompanied by a certificate of Borrower (A) describing by category the
Capital Work to be funded by the requested disbursement and the amount requested to be funded with respect to each category of Capital Work, it being agreed that the categories to be utilized in connection with such requests shall be consistent with those utilized for purposes of preparing the annual capital expenditure budgets submitted to Lender in accordance with SECTION 5.1.8(III)
hereof, (B) stating that all Capital Work to be funded by the requested disbursement has been completed in good and workmanlike manner and in accordance with all legal requirements, (C) stating that each Person who has supplied materials or labor in connection with such Capital Work has been paid all sums due and owing or will be paid all such sums upon such disbursement, (D) stating that Borrower has obtained lien waiver from all Persons supplying materials or labor in connection with any Capital Work having a cost in excess of $10,000 and
(iii) Lender shall have received such other evidence as Lender shall reasonably request that the Capital Work to be funded by the requested disbursement has been completed and is paid for or will be paid upon such disbursement to
Borrower, it being agreed that Lender shall have the right, but not the obligation, at any time, for Capital Work having a cost in excess of $10,000, to request copies of licenses, permits or approvals, plans and specifications, contracts, invoices, lien waivers, title searches that such Capital Work has been completed and paid for. In addition, Lender shall have the right, but not the obligation, at any time to require an inspection report from Consultant with respect to any

                                      -51-

Capital Work, provided, however, that such inspection report shall not be a condition precedent to disbursement unless required by Lender and the cost of a particular item of Capital Work is in excess of $150,000. Lender shall not be required to disburse Ordinary Capital Expenditure Funds more frequently than once each calendar month or in amounts less than $25,000.

                    9.3.3. Application of Ordinary Capital Expenditure Funds.
Upon the occurrence of an Event of Default, Lender, at its option, may withdraw the Ordinary Capital Expenditure Funds from the Ordinary Capital Expenditures
Account and apply the Ordinary Capital Expenditure Funds to completion of the
Capital Work or to payment of the Debt in such order, proportion and priority as
Lender may determine in its sole discretion. Lender's right to withdraw and apply the Ordinary Capital Expenditure Funds shall be in addition to all other rights and remedies provided to Lender under the Loan Documents.

               SECTION 9.4. Capital Improvement Funds.

                    9.4.1. Capital Improvement Funds. Borrower shall, on the
date hereof, deposit with Lender the amounts shown on Schedule 2 attached hereto with respect to each Property (the "CAPITAL IMPROVEMENT FUNDS").

                    9.4.2. Release of Capital Improvement Funds. Lender shall
disburse the Capital Improvement Funds with respect to a particular Property only for the costs of those items set forth on the Capital Improvement Plan approved by Lender with respect to such Property as the same may be revised from time to time with the approval of Lender. Lender shall disburse to Borrower the
Capital Improvement Funds with respect to a particular Property to reimburse
Borrower for the actual costs incurred in connection with the Capital
Improvement Plan at such Property upon satisfaction of each of the following conditions: (i) no default shall have occurred and be continuing under the Loan
Documents, (ii) Borrower shall submit a request for disbursement to Lender at least ten (10) days prior to the date on which Borrower requests such disbursement be made, which request shall be accompanied by, with respect to each Property for which a disbursement from the Capital Improvement Funds is being requested, a certificate of Borrower (A) describing by category the
Capital Work to be funded by the requested disbursement and the amount requested to be funded with respect to each category of Capital Work, it being agreed that the categories to be utilized in connection with such requests shall be consistent with those categories set forth in the reconciliation statement in
EXHIBIT V attached hereto, (B) stating that all Capital Work to be funded by the requested disbursement has been completed in good and workmanlike manner and in accordance with all legal requirements, (C) stating that each Person who has supplied materials or labor in connection with such Capital Work has been paid all sums due and owing or will be paid all such sums upon such disbursement, (D)
stating that Borrower has obtained lien waiver from all Persons supplying materials or labor in connection with any Capital Work having a cost in excess of $10,000 and (iii) Lender shall have received such other evidence as Lender shall reasonably request that the Capital Work to be funded by the requested disbursement has been completed and is paid for or will be paid upon such disbursement to Borrower, it being agreed that Lender shall have the right, but not the obligation, at any time to request copies of licenses, permits or approvals, plans and specifications, contracts, invoices, lien waivers, title searches that such Capital Work has been completed and paid for. In addition, at the time of each request Borrower shall submit to Lender, for informational purposes, a statement of capital expenditures in the form of EXHIBIT X

                                      -52-

which shall be certified by Borrower to the best of its knowledge to be true and complete. In addition, Lender shall have the right, but not the obligation, at any time to require an inspection report from Consultant with respect to any
Capital Work, provided, however, that such inspection report shall not be a condition precedent to disbursement unless required by Lender and the cost of a particular item of Capital Work is in excess of $150,000. At such time as seventy percent (70%) of the amount originally budgeted with respect to the
Capital Improvement Funds for a particular Property (exclusive of the 25%
contingency funded in connection therewith) has been disbursed to Borrower,
Lender shall not be required to make further disbursements of the Capital
Improvement Funds with respect to such Property until Borrower has submitted to
Lender a category by category reconciliation of the Capital Work done to date with the Capital Work originally planned and budgeted for in the Capital
Improvement Plan for such Property in the form of EXHIBIT V attached hereto and
Lender shall be satisfied in its reasonable judgment that the balance of the
Capital Improvement Funds with respect to such Property remaining in the Capital
Improvement Account with respect to such Property is sufficient to complete the remaining items of the Capital Improvement Plan, as the same may be revised with the reasonable approval of Lender (the amount by which such account balance is less than the amount necessary to complete, the "DEFICIENCY"). At the option of
Lender, Lender may require Borrower to deposit into the Capital Improvement
Funds Account an amount equal to the Deficiency or to invest in the Capital Work amounts equal to the Deficiency prior to further disbursements of the Capital
Improvement Funds with respect to such Property. Upon satisfaction by Lender that sufficient funds remain to complete all necessary Capital Work in the
Capital Improvement Plan with respect to such Property, Lender shall continue to disburse funds from the Capital Improvement Account with respect to such
Property in accordance with the foregoing procedures, provided, however, that a second reconciliation and revision of the Capital Improvement Plan, if necessary, shall be completed at such time as 95% of the amount originally budgeted in the Capital Improvement Plan for such Property has been disbursed.
In no event shall Lender be required to disburse the 25% contingency funded in connection with such Property until such time as all Capital Work in connection with the Capital Improvement Plan, as the same may have been revised from time to time with the approval of Lender, shall have been completed exclusive of punch list items. Upon completion of all of the Capital Work set forth in such
Capital Improvement Plan with respect to a particular Property and upon satisfaction of the conditions for disbursement set forth herein, any remaining funds held in the subaccount of the Capital Improvement Funds Account with respect to such Property shall be released to Borrower. Lender shall not be required to disburse Capital Improvement Funds more frequently than once each calendar month or in amounts less than $25,000 in the aggregate, provided, however, that the final disbursement from the Capital Improvement Account may be in an amount less than $25,000. Notwithstanding the foregoing, Borrower shall, subject to compliance with the terms hereof, be entitled to up to, but not in excess of, three (3) additional disbursements from the Capital Improvement
Funds. Disbursements of Capital Improvement Funds shall be deposited into the
Cash Management Account.

                    9.4.3. Application of Capital Improvement Funds. Upon the
occurrence of an Event of Default, Lender, at its option, may withdraw the
Capital Improvement Funds from the Capital Improvements Account and apply the
Capital Improvement Funds to completion of the Capital Work or to the payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply the Capital

                                      -53-

Improvement Funds shall be in addition to all other rights and remedies provided to Lender under the Loan Documents.

               SECTION 9.5. Additional Provisions relating to Ordinary Capital
Expenditure Funds and Capital Improvement Funds.

                    9.5.1. No Obligations. Nothing in SECTION 9.3 or 9.4 shall
(i) make Lender responsible for making or completing any item of work specified in the Ordinary Capital Expenditure Budget or the Capital Improvement Plan
(collectively, "CAPITAL WORK"); (ii) require Lender to expend funds in addition to the Ordinary Capital Expenditures Funds or the Capital Improvement Funds to
complete any Capital Work; (iii) obligate Lender to proceed with the Capital
Work; or (iv) obligate Lender to demand from Borrower additional sums to complete any Capital Work.

                    9.5.2. Right of Inspection. Upon reasonable prior notice by
Lender to Borrower, Borrower shall permit Lender and Lender's agents and representatives (including, without limitation, any Consultant) or third parties to enter onto each Property during normal business hours (subject to the rights of tenants under their Leases) to inspect the progress of any Capital Work and all materials being used in connection therewith and to examine all plans and shop drawings relating to such Capital Work. Borrower shall use reasonable efforts to cause all contractors and subcontractors to cooperate with Lender or
Lender's representatives or such other Persons described above in connection with inspections described in this SECTION 9.5.2. Borrower shall not be obligated to pay costs and expenses of Lender in connection with such inspections in excess of $100,000 over the term of the Loan, provided, however, if any such inspection reveals that there has been a material deviation in the
Capital Work completed from that certified to have been completed by Borrower,
Borrower shall pay the cost of such inspection regardless of such cap.

                    9.5.3. Intentionally Deleted.

                    9.5.4. Insurance. In addition to any insurance required
under the Loan Documents, Borrower shall provide or cause to be provided workmen's compensation insurance, builder's risk, and public liability insurance and other insurance to the extent required under applicable law in connection with all Capital Work. All such policies shall be in form and amount reasonably satisfactory to Lender.

                    9.5.5. Compliance; Plans and Specifications and Contractors.
All Capital Work shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable Environmental
Requirements) and all plans and specifications required in connection with any
Capital Work shall, if the cost of same is estimated to exceed $150,000, be subject to review and acceptance in all respects by Lender and Consultant. Upon the occurrence of an Event of Default, Lender shall have the use of such plans and specifications and all permits, licenses and approvals required or obtained in connection with the Capital Work. If Lender fails to respond within ten (10)
Business Days following a request and submission of plans and specifications, such plans and specifications shall be deemed approved by Lender.

                                      -54-

               SECTION 9.6. Intentionally Omitted.

               SECTION 9.7. Prepaid Rent Funds.

                    9.7.1. Prepaid Rent Funds. Borrower shall, on the date
hereof, deposit with Lender the amount specified on Schedule 5 attached hereto with respect to the Properties (such amount, together with any additional amounts deposited pursuant to this Section with respect to the Properties, the
"PREPAID RENT FUNDS"). Borrower hereby represents and warrants to Lender that all Prepaid Rents in existence as of [_______________], 2002 have been deposited with Lender on the Closing Date pursuant to this SECTION 9.7. From and after the
Closing Date, Borrower shall, by no later than the 30th day of each month following the end of each calendar quarter (including the 30th day of the month following the quarter in which the Closing Date shall have occurred) deliver to
Lender a certificate (the "PREPAID RENT CERTIFICATE"), in the form attached hereto as EXHIBIT Y, setting forth the amount of Prepaid Rents in the Cash
Management Account as of the last day of the preceding calendar quarter. Lender shall direct the Agent Bank to (x) deposit into the Prepaid Rent Account an amount equal to the excess, if any, of the Prepaid Rents indicated on the
Prepaid Rent Certificate over the amount currently on deposit in the Prepaid
Rent Account, and (y) allocate an amount equal to the excess, if any, of the amounts currently on deposit in the Prepaid Rent Account over the amount of the
Prepaid Rents indicated on the Prepaid Rent Certificate as provided in the Cash
Management Agreement, as may be applicable.

                    9.7.2. Application of Funds. Upon the occurrence of an Event of Default, Lender shall have no obligation to make any disbursement of funds from the Prepaid Rent Account, and Lender shall have the immediate and continuing right to exercise all rights and remedies afforded to Lender under this Agreement and the other Loan Documents, or otherwise at law or in equity in respect of the security for the Debt, including, without limitation, the right to withdraw and apply the Prepaid Rent Funds on deposit in the Prepaid Rent
Account to the Debt, including, without limitation, to any costs or expenses relating to the Properties.

               SECTION 9.8. Security Interest in Funds.

                    9.8.1. Grant of Security Interest. Borrower shall be the
owner of the Required Reserve Funds. Borrower hereby pledges, assigns and grants a security interest to Lender, as security for payment of the Debt and the performance of all other terms, conditions and covenants of the Loan Documents on Borrower's part to be paid and performed, in all of Borrower's right, title and interest in and to the Required Reserve Funds. The Required Reserve Funds
shall be under the sole dominion and control of Lender.

                    9.8.2. Income Taxes. Borrower shall report on its federal, state and local income tax returns all interest or income accrued on the
Required Reserve Funds.

                    9.8.3. Prohibition Against Further Encumbrance. Borrower
shall not, without the prior consent of Lender, further pledge, assign or grant any security interest in the Required Reserve Funds, or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1
Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

                                      -55-

               SECTION 9.9. Cash Management. On or before the Closing Date,
Borrower shall establish in accordance with the terms and provisions of the Cash
Management Agreement (i) with Deposit Bank an account for the deposit of all
Rents (the "DEPOSIT ACCOUNT"), the Prepaid Rent Funds (the "PREPAID RENT
ACCOUNT"), an operating account (the "OPERATING ACCOUNT") from which, provided no Event of Default shall have occurred, Borrower shall be entitled to withdraw monies for uses permitted under this Credit Agreement and the Cash Management
Agreement, and (ii) with Agent an account into which balances held in the
Deposit Account will be swept (the "CASH MANAGEMENT ACCOUNT") and separate accounts for each of the Tax Funds (the "TAX ACCOUNT"), Insurance Premium Funds
(the "INSURANCE PREMIUM ACCOUNT"), the Ordinary Capital Expenditure Funds (the
"ORDINARY CAPITAL EXPENDITURE FUNDS ACCOUNT"), the Capital Improvement Funds
(the "CAPITAL IMPROVEMENT ACCOUNT"), the Prepaid Rent Funds (the "PREPAID RENT
ACCOUNT") and the Monthly Debt Service Payment Amount and any fees, late charges, default interest and other charges, expenses or reimbursements due to
Lender under any of the Loan Documents (the "DEBT SERVICE ACCOUNT"). All of the
Accounts shall be held and maintained, invested and governed by the terms of the
Cash Management Agreement. Lender shall have no liability for any loss resulting from the investments of funds in the Accounts that are invested in Permitted
Investments and no such loss shall affect Borrower's obligations to pay the Debt or to make the deposits required under ARTICLE IX hereof. Borrower shall report on its federal, state and local income tax reports all interest or income accrued on funds in the Accounts. Any reference in this Agreement to the "TAX
ACCOUNT," the "INSURANCE PREMIUM ACCOUNT," the "ORDINARY CAPITAL EXPENDITURES
ACCOUNT," the "CAPITAL IMPROVEMENT ACCOUNT," the PREPAID RENT ACCOUNT," and the
"DEBT SERVICE ACCOUNT," shall be deemed to refer to the funds on deposit in the
Cash Management Account which constitute, respectively, the Tax Funds, Insurance
Premium Funds, Ordinary Capital Expenditure Funds, Capital Improvement Funds,
the Prepaid Rent Funds, Monthly Debt Service Payment Amount (and other sums due under the Loan Documents), as calculated and determined by Lender or Servicer, it being understood that the foregoing funds are to remain in and be commingled with each other in the Cash Management Account until such time as they are withdrawn for the purposes for which they were intended in accordance with the terms of this Agreement and the Cash Management Agreement.

                                   ARTICLE X.

                                    DEFAULTS

               SECTION 10.1. Events of Default. The Debt shall become due at the option of Lender upon the occurrence of any one or more of the following events
(collectively, "EVENTS OF DEFAULT"):

                         (a) if any regularly scheduled payment of interest or
                    amortization is not paid on or before the fifth calendar day of the month or if the fifth calendar day of the month is
                    not a Business Day, then on or before the first Business Day following the fifth calendar day of the month;

                         (b) if any tax lien is filed against Borrower, any
                    Guarantor or any Property and the same is not discharged of record within thirty

                                      -56-

                    (30) days after Borrower or such Guarantor has been notified that the same has been filed, subject to Borrower's right to contest liens as provided herein;

                         (c) if any Property shall become subject (i) to any tax
                    lien, other than a lien for local real estate taxes and
                    assessments not due and payable, or (ii) to any lis pendens, notice of pendency, stop order, the filing of a mechanic's or materialman's lien, or other lien of any nature
                    whatsoever, and the same shall neither be discharged of
                    record nor in the alternative insured over to the
                    satisfaction of Lender by the title company insuring the
                    lien of the Mortgage pertaining to the Property in question within a period of thirty (30) days after the date upon
                    which Borrower has been notified that the same is filed or recorded, and irrespective of whether the same is superior or subordinate in lien or other priority to the lien of the
                    Mortgages and irrespective of whether the same constitutes a perfected or inchoate lien or encumbrance on the Properties or any portion thereof or is only a matter of record or
                    notice, subject to Borrower's right to contest Taxes as
                    provided herein;

                         (d) if the Insurance Policies are not kept in full
                    force and effect and Borrower fails to cure within ten (10)
                    days after notice from Lender, or if the Insurance Policies or certificates of insurance are not delivered to Lender
                    within ten (10) business days after request for same
                    provided, however, that Lender shall have the right to place the required Insurance Policies any time after the first
                    three (3) days of such ten (10) day period at the sole cost and expense of the Borrower;

                         (e) if Borrower shall solicit payment of any portion of
                    the Rents for a period of more than one (1) month in advance or if any of the Rents are further assigned;

                         (f) if any of the covenants contained in SECTION 5.2 of
                    this Agreement entitled "Negative Covenants" shall be
                    breached;

                         (g) if any representation or warranty of any Borrower
                    or any Guarantor made in this Agreement or any of the other
                    Loan Documents, or in any certificate, report, financial
                    statement or other instrument furnished in connection with the making of the Note, the Mortgages, this Agreement or any other Loan Document or the extension of the Loan by Lender to Borrower shall prove false or misleading in any material respect;

                         (h) if any Borrower or other Person shall be in default
                    of a material obligation beyond any applicable notice and
                    cure periods under any mortgage, deed of trust, pledge or
                    other security agreement (including, without limitation, any such agreement now or hereafter held by Lender) affecting or relating to any Property, or any portion thereof;

                         (i) if for any reason any of the covenants set forth in
                    SECTIONS 5.1.11 and 5.1.12 entitled "Single Purpose" and
                    "Ownership of

                                      -57-

                    Borrower" shall at any time during the term of the Loan
                    cease to be satisfied and complied with in all material
                    respects or if any representation or warranty set forth in
                    SECTION 4.1 entitled "Borrower Representations" or elsewhere in this Agreement or the Loan Documents shall at any time
                    cease to be true and accurate in all material respects;

                         (j) Intentionally Omitted;

                         (k) if Borrower or any Guarantor shall make an
                    assignment for the benefit of creditors;

                         (l) (1) if a court of competent jurisdiction enters a
                    decree or order for relief with respect to Borrower or any
                    Guarantor under Title 11 of the United States Code as now
                    constituted or hereafter amended or under any other
                    applicable Federal or state bankruptcy, insolvency or other similar law, rule or regulation; (2) if such court enters a decree or order appointing a receiver, liquidator, assignee, trustee, custodian, examiner, magistrate, arbitrator,
                    sequestrator (or similar official) of Borrower or any
                    Guarantor, or of any substantial part of their respective
                    properties; or (3) if such court decrees or orders the
                    winding up or liquidation of the affairs of Borrower or any
                    Guarantor, and such order or decree is not dismissed,
                    discharged or vacated of record within sixty (60) days after the same has been entered;

                         (m) if Borrower or any Guarantor files a petition for
                    relief or answer or consent seeking relief under Title 11 of the United States Code as now constituted or hereafter
                    amended, or under any other applicable Federal or state
                    bankruptcy, insolvency or other similar law, rule or
                    regulation, or if Borrower or any Guarantor fails to
                    vigorously and diligently oppose or shall otherwise consent to the commencement or prosecution of an involuntary case
                    under Title 11 of the United States Code as now constituted or hereafter amended, or under any other applicable Federal or state bankruptcy, insolvency or similar law, rule or
                    regulation, or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian,
                    examiner, magistrate, arbitrator, sequestrator (or other
                    similar official) of Borrower or any Guarantor or of any
                    substantial part of their respective properties, or if
                    Borrower or any Guarantor fails generally to pay its
                    respective debts as such debts become due, or if Borrower or any Guarantor takes any action in furtherance of any action described in this subparagraph;

                         (n) if Borrower or any other Person which is a party to
                    any of the Loan Documents (other than Lender or its agents)
                    shall be in default of a material obligation beyond the
                    expiration of any applicable notice and cure periods under the Note, the Mortgages, this Agreement or any other Loan
                    Document or any other document or instrument otherwise
                    executed and delivered in connection therewith or in
                    connection with the extension of the Loan by Lender to
                    Borrower or if any other such event shall occur or condition shall exist, if the effect of such event or condition is to accelerate the maturity of any portion of the

                                      -58-

                    Debt or to permit Lender to accelerate the maturity of all or any portion of the Debt;

                         (o) if Borrower shall fail to furnish or cause to be
                    furnished to Lender, any financial or other information
                    required to be provided in accordance with the provisions of this Agreement or the other Loan Documents or otherwise
                    reasonably requested by Lender or shall fail to permit, or to arrange for, the inspection by Lender (or its employees and agents) of any books or records of Borrower and such
                    default shall continue for five (5) business days after
                    written notice by Lender to Borrower provided, however, that with respect to any annual or quarterly statements which are required to be furnished to Lender, Borrower shall have a
                    total of thirty (30) days (which thirty (30) days shall be deemed to include the initial cure period) to cure the same provided that (i) the failure to furnish such annual or
                    quarterly statements to Lender within the initial cure
                    period was not due, in whole or part, to any act or
                    inability to act on the part of the Borrower and (ii) such additional cure period shall only be applicable one (1) time in any given calendar year;

                         (p) if a material adverse change shall occur with
                    respect to Borrower or any Guarantor or with respect to the
                    Properties taken as a whole, or if the Property Manager is an Affiliate of Borrower, if a material adverse change shall occur with respect to the Property Manager; or

                         (q) if Borrower shall continue to be in default under
                    any of the other terms, covenants or conditions of this
                    Agreement not specifically identified in (a)-(p) above for five (5) days after written notice from Lender in the case of any default which can be cured by the payment of a sum of money, or for thirty (30) days after written notice from
                    Lender in the case of any other default, provided that if
                    such default cannot reasonably be cured within such thirty
                    (30) day period and Borrower shall have commenced to cure
                    such default within such thirty (30) day period and
                    thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due
                    diligence to cure such default, it being agreed, however,
                    that no such extension shall be for a period in excess of an additional sixty (60) days after the expiration of such
                    thirty (30) day period.

               SECTION 10.2. Remedies.

                         (i) Upon the occurrence of an Event of Default, and for
                    so long as any such Event of Default continues, Lender (a)
                    shall have the absolute and unconditional right in its sole and absolute discretion to declare the Debt or any portion thereof immediately due and payable, and (b) shall have the right to pursue any and all remedies provided for in this
                    Agreement, the Note, the Mortgages, or any of the other Loan
                    Documents or otherwise available to Lender, at law or in
                    equity or otherwise, including but not limited to
                    foreclosure of the Mortgages and any UCC liens.

                                      -59-

                         (ii) Upon the occurrence of an Event of Default, all or
                    any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this
                    Agreement or any of the other Loan Documents executed and
                    delivered by, or applicable to, Borrower or at law or in
                    equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be
                    declared due and payable, and whether or not Lender shall
                    have commenced any foreclosure proceeding or other action
                    for the enforcement of its rights and remedies under any of the Loan Documents with respect to all or any of the
                    Properties. Any such actions taken by Lender shall be
                    cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time
                    and in such order as Lender may determine in its sole
                    discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and
                    remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, Borrower agrees
                    that if an Event of Default is continuing (i) Lender is not subject to any "one action" or "election of remedies" law or rule, and (ii) all liens and other rights, remedies or
                    privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies
                    against the Properties and each Mortgage has been
                    foreclosed, sold and/or otherwise realized upon in
                    satisfaction of the Debt or the Debt has been paid in full.

                         (iii) With respect to Borrower and the Properties,
                    nothing contained herein or in any other Loan Document shall be construed as requiring Lender to resort to any Property for the satisfaction of any of the Debt in preference or
                    priority to any other Property, and Lender may seek
                    satisfaction out of all of the Properties or any part
                    thereof, in its absolute discretion in respect of the Debt.
                    In addition, Lender shall have the right from time to time to partially foreclose the Mortgages in any manner and for any amounts secured by the Mortgages then due and payable as determined by Lender in its sole discretion including,
                    without limitation, the following circumstances in the event
                    Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may foreclose one or more of the Mortgages to recover such delinquent payments. Notwithstanding one or more partial foreclosures, the Properties shall remain
                    subject to the Mortgages to secure payment of sums secured by the Mortgages and not previously recovered.

                         (iv) In addition to any rights and remedies of Lender
                    provided by this Loan Agreement and by law, the Lender shall have the right, without prior notice to Borrower, any such notice being expressly waived by Borrower to the extent
                    permitted by applicable law, upon any amount becoming due
                    and payable by Borrower hereunder (whether at the stated
                    maturity, by acceleration or otherwise following an Event of

                                      -60-

                    Default) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or
                    demand, provisional or final), in any currency, and any
                    other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or
                    contingent, matured or unmatured, at any time held or owing by Lender to or for the credit or the account of Borrower.
                    Lender agrees promptly to notify Borrower after any such
                    set-off and application made by Lender; provided that the
                    failure to give such notice shall not affect the validity of such set-off and application. The provisions of this Section
                    10.2(iv) shall be applicable only during such time as this
                    Loan shall be held by Morgan Stanley Bank.

               SECTION 10.3. Application of Moneys. All moneys received or collected by Lender in respect of the Loan after an Event of Default shall be applied by Lender to the payment of the Debt in such order, priority and proportions as Lender may in its sole and absolute discretion determine. The balance, if any, of such moneys remaining after payment in full of such costs and the Debt shall be remitted to Borrower or as otherwise directed by a court of competent jurisdiction.

               SECTION 10.4. Remedies Cumulative. The rights, powers and
remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to
Borrower shall not be construed to be a waiver of any subsequent Default or
Event of Default by Borrower or to impair any remedy, right or power consequent thereon.

               SECTION 10.5. Right to Cure Defaults. If default beyond any applicable notice and cure period in the performance of any of the covenants of
Borrower shall occur and be continuing, Lender may, at its discretion, remedy the same and for such purpose shall have the right to enter upon the Properties or any portion thereof without thereby being liable to Borrower or any Person in possession thereof holding under Borrower, and to pay all sums as may be necessary to cure any such default (including, without limitation any default by
Borrower in the payment of any Insurance Premiums or any Taxes or other liens or encumbrances covering the Properties or any part thereof). If Lender shall remedy such a default (including, without limitation, any default by Borrower in the payment of any Insurance Premiums or any Taxes or other liens or encumbrances covering the Properties or any part thereof) or appear in, defend or bring any action or proceeding to protect the interest of Lender in the
Properties, or any portion thereof, or to foreclose any of the Mortgages or collect the Debt, the costs and expenses thereof (including reasonable attorneys' fees to the extent permitted by law) with interest as provided in this paragraph, shall be paid by Borrower to Lender upon demand, and shall be added to and constitute part of the Debt secured by the Mortgages. All such costs and expenses incurred by Lender in remedying such default or in appearing in, defending or bringing any such action or

                                      -61-

proceeding, shall be paid by Borrower to Lender upon demand, with interest at a rate per annum equal to the Default Rate.

                                  ARTICLE XI.

                              INTENTIONALLY OMITTED

                                  ARTICLE XII.

                      SALE AND SECURITIZATION AND SERVICER

               SECTION 12.1. Syndication of the Loan. Lender shall have the absolute and unconditional right at any time after the date of this Agreement and at any time during the term of the Loan without requiring any consent or approval from Borrower or any Guarantor or indemnitor or any other person, party or entity associated with or connected with the Loan or the collateral therefor
(i) to sell and assign the Loan in whole or in part, or (ii) to place one or more participation interests therein in one or more separate transactions, or
(iii) to effect a syndication or securitization of the Loan or of any interest therein in one or more transactions and in a single asset securitization or a pooled loan securitization, in each case to or with such persons, parties, entities or investors (including, without limitation, domestic or foreign banks, insurance companies, pension funds, trusts, other institutional lenders or investors, natural persons, grantor trusts, owner trusts, special purpose corporations, REMICs, FASITS, real estate investment trusts or other similar or comparable investment vehicles) and on such terms and conditions as Lender shall deem to be appropriate in the exercise of its sole and absolute discretion. (The transaction referred to in clauses (i), (ii) and (iii) shall hereinafter be referred to collectively as "SECONDARY MARKET TRANSACTIONS" and the transactions referred to in clause (iii) shall hereinafter be referred to as a
"SECURITIZATION." Any certificate, notes or other securities issued in connection with a Securitization are hereinafter referred to as "SECURITIES").
In connection with any such Secondary Market Transaction, Lender shall have the absolute and unconditional right without obtaining the prior approval of
Borrower, any Guarantor or indemnitor or any other person, party or entity associated or connected with the Loan or the collateral therefor to disclose, deliver and to share, on a confidential basis, with any prospective purchaser of the Loan or of any participation or other interest therein (including any such interest to be acquired in connection with a syndication or securitization of the Loan) such information (financial or otherwise), documents and instruments pertaining to the Loan, the Properties, Borrower or any Guarantor or indemnitor or any other person, party or entity associated or connected with the Loan or the collateral therefor as Lender shall deem to be appropriate in the exercise of its sole and absolute discretion. Except as provided otherwise in SECTION
12.1.1 or as may otherwise be agreed upon by the Borrower in writing, Borrower shall not be responsible for the payment of any costs and expenses in connection with any Secondary Market Transaction.

               SECTION 12.1.1. Borrower's Costs and Expenses of a Secondary
Market Transaction. Borrower shall be responsible for the payment of any costs and expenses in connection with any Secondary Market Transaction associated with the cost of obtaining:

                                      -62-

                         (i) a current phase one level environmental audit
                    report with respect to certain Properties, (and such
                    additional reports as may be required by Lender if any
                    environmental problems are disclosed by the phase one level reports) prepared by qualified environmental consultant(s)
                    or firm(s) designated and retained by Borrower and approved by Lender, and shall otherwise be in form and substance
                    satisfactory in all respects to Lender;

                         (ii) a detailed structural and physical inspection
                    report ("PROPERTY INSPECTION REPORT"), with respect to
                    certain Properties, prepared by Borrower unless otherwise
                    required by Lender to retain a third party inspecting
                    engineer, which shall give a detailed description of the
                    physical condition of such Property and shall otherwise be in form and substance acceptable to Lender; and

                         (iii) a comprehensive current written appraisal report
                    with respect to certain Properties prepared by an MAI
                    appraiser designated by Lender and complying with FIRREA
                    standards.

Borrower shall only be required to submit a (i) current phase one level environmental audit report pursuant to SECTION 12.1.1(I) if, at the time of closing the Loan, the phase one level environmental audit report for those
Properties submitted to Lender was dated earlier than one (1) year prior to the closing of the Loan, (ii) Property Inspection Report pursuant to SECTION
12.1.1(II) with respect to those Properties which Borrower did not deliver such
Property Inspection Report to Lender after the date which was three months prior to the closing of the Loan, and (iii) current appraisal report pursuant to
SECTION 12.1.1(III) if the appraisal report for those Properties submitted to
Lender was dated earlier than one (1) year before the closing of the Loan.

               SECTION 12.2. Cooperation. If requested by Lender, Borrower shall, assist Lender in satisfying the market standards to which Lender customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with any Secondary Market Transactions, including, without limitation, to:

                         (i) (A) provide updated financial and other information
                    with respect to the Properties, the business operated at the
                    Properties, Borrower and the Property Manager, (B) provide updated budgets relating to the Properties and (C) provide updated appraisals, market studies, environmental reviews
                    (Phase I's and, if appropriate, Phase II's), property
                    condition reports, ALTA/ACSM, surveys and other due
                    diligence investigations of the Properties together, if
                    customary, with appropriate verification of such updated
                    information through letters of auditors or opinions of
                    counsel acceptable to Lender and the Rating Agencies;

                         (ii) provide access and entry to the Properties during
                    normal business hours and upon prior notice to Lender, any prospective purchaser of the Loan or of any participation or other interest therein

                                      -63-

                    (including any such interest to be acquired in connection
                    with a syndicate or securitization of the Loan, the Rating
                    Agencies or any other Person authorized by Lender);

                         (iii) use best efforts to provide opinions of counsel,
                    which may be relied upon by Lender, the Rating Agencies and their respective counsel, agents and representatives, as to non-consolidation, fraudulent conveyance, and true sale or any other opinion customary in Secondary Market Transactions or required by the Rating Agencies with respect to the
                    Properties and Borrower and Affiliates, which counsel and
                    opinions shall be satisfactory to Lender and the Rating
                    Agencies;

                         (iv) provide updated, as of the closing date of the
                    Secondary Market Transaction (the "SECONDARY MARKET CLOSING
                    DATE"), representations and warranties made in the Loan
                    Documents and such additional representations and warranties as the Rating Agencies may reasonably require;

                         (v) execute amendments to the Loan Documents and
                    Borrower's organizational documents reasonably requested by
                    Lender, provided, however, that Borrower shall not be
                    required to modify or amend any Loan Document if such
                    modification or amendment would (A) change the interest
                    rate, the stated maturity or the amortization of principal as set forth herein or in the Note, or (B) modify or amend any other material economic term of the Loan;

                         (vi) provide any additional financial statements or
                    other information as may be required to satisfy all
                    requirements of the Securities Act (defined below); and

                         (vii) transfer ownership of Properties to newly formed
                    single-purpose entities acceptable to Lender and the Rating
                    Agencies.

               Except as expressly set forth in Section 12.1.1, or as may otherwise be agreed upon by the Borrower in writing, Lender shall be responsible for all costs and expenses associated with this ARTICLE XII.

                                      -64-

               SECTION 12.3. Securitization Indemnification.

               (a) Borrower understands that information provided to Lender by
Borrower and its agents, counsel and representatives may be included in disclosure documents in connection with the Securitization, including, without limitation, an offering circular, a prospectus, prospectus supplement, private placement memorandum or other offering document (each, a "DISCLOSURE DOCUMENT")
and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "SECURITIES ACT"), or the Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and may be made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers relating to the Securitization.
Lender shall provide Borrower adequate opportunity to review any such Disclosure
Document and to provide any such comment to Lender as Borrower deems necessary.

               (b) Borrower agrees to provide in connection with each of (i) a preliminary and a final private placement memorandum or (ii) a preliminary and final prospectus or prospectus supplement, as applicable, an agreement (A)
certifying that Borrower has examined such Disclosure Documents specified by
Lender and that each such Disclosure Document, as it relates to Borrower,
Borrower Affiliates, the Properties, the Property Manager and all other aspects of the Loan, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, (B)
indemnifying (and for purposes of this SECTION 12.3, Lender hereunder shall include its officers and directors), the Affiliate of Lender that has filed the registration statement relating to the Securitization (the "REGISTRATION
STATEMENT"), each of its directors, each of its officers who have signed the
Registration Statement and each Person that controls the Affiliate within the meaning of SECTION 15 of the Securities Act or Section 20 of the Exchange Act
(collectively, the "LENDER GROUP"), and Lender, each of its directors and each
Person who controls Lender within the meaning of Section 15 of the Securities
Act and Section 20 of the Exchange Act (collectively, the "UNDERWRITER GROUP")
for any losses, claims, damages or liabilities (collectively, the "LIABILITIES")
to which Lender, the Lender Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such sections or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such sections or necessary in order to make the statements in such sections, in light of the circumstances under which they were made, not misleading to the extent that Borrower failed to timely notify the Lender, Lender Group and/or the Underwriter Group with respect to the same and (C) agreeing to reimburse Lender, the Lender Group and/or the
Underwriter Group for any legal or other expenses reasonably incurred by Lender, the Lender Group and the Underwriter Group in connection with investigating or defending the Liabilities; provided, however, that Borrower will be liable in any such case under clause (B) or (C) above only to the extent that any such loss claim, damage or liability arises out of or is based upon any such untrue statement or omission made therein in reliance upon and in conformity with information furnished to Lender by or on behalf of Borrower in connection with the preparation of the Disclosure Document or in connection with the underwriting or closing of the Loan, including, without limitation, financial statements of Borrower, operating statements, rent rolls, appraisals, market studies, environmental site

                                      -65-

assessment reports and property condition reports with respect to the
Properties. This indemnity agreement will be in addition to any liability which
Borrower may otherwise have.

               (c) In connection with Exchange Act filings, Borrower shall (i)
indemnify Lender, the Lender Group and the Underwriter Group for Liabilities to
which Lender, the Lender Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission or alleged omission to state in the Disclosure Document a material fact required to be stated in the Disclosure Document in order to make the statements in the
Disclosure Document, in light of the circumstances under which they were made, not misleading to the extent that Borrower failed to timely notify the Lender,
Lender Group and/or the Underwriter Group with respect to the same and (ii)
reimburse Lender, the Lender Group or the Underwriter Group for any legal or other expenses reasonably incurred by Lender, the Lender Group or the
Underwriter Group in connection with defending or investigating the Liabilities.

               (d) Promptly after receipt by an indemnified party under this
Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it
(or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party.
After notice from the indemnifying party to such indemnified party under this
Section, such indemnified party shall pay for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party at the cost of the indemnifying party. The indemnifying party shall not be liable for the expenses of more than one separate counsel unless an indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to another indemnified party.

               (e) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section is for any reason held to be unenforceable as to an indemnified party in respect of any losses, claims, damages or liabilities (or action in respect thereof)
referred to therein which would otherwise be indemnifiable under this Section, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or action in respect thereof); provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the
Securities Act) shall be entitled to contribution from any Person

                                      -66-

who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) Lender's and Borrower's relative knowledge and access to information concerning the matter with respect to which the claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Lender and Borrower hereby agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

               (f) The liabilities and obligations of both Borrower and Lender under this SECTION 12.3 shall survive the termination of this Agreement and the satisfaction and discharge of the Debt.

               SECTION 12.4. Rating Surveillance. Lender will retain, at its sole costs, the Rating Agencies to provide rating surveillance services on any certificates issued in a Securitization.

               SECTION 12.5. Component Notes. At no cost or expense to Borrower,
Lender shall have the right to modify the Note in order to create one or more
"component notes" provided that (a) the total principal balance of such notes as of the effective date of such modification equals the total principal balance of the Loan immediately prior to such modification, (b) the total weighted average of the Interest Rates of all of the component notes as of the effective date of such modification equals the weighted average of the Interest Rate of the Note immediately prior to such modification and (c) the aggregate monthly debt service on such component notes immediately after such modification equals the monthly debt service immediately prior to such modification. Lender shall have the right to modify the Notes in the accordance with this Section upon notice to
Borrower (in which event such modification shall then be deemed effective).

               SECTION 12.6. Event of Default. It shall be an Event of Default if either Borrower or Guarantors shall fail to comply with any of the terms, covenants or conditions of this Article XII for three (3) Business Days after notice from Lender provided, however, that if Borrower shall have commenced to cure such default, and thereafter diligently and expeditiously proceeds to cure the same, such three (3) day period will be extended for an additional five (5)
business days.

               SECTION 12.7. Servicer. Lender reserves the right to retain a servicer (the "SERVICER") to act as its agent under the Loan with such powers as are specifically delegated to the servicer by Lender including, without limitation, (x) general administration of the Loan, including, without limitation, the collection and remittance of payments, the maintaining of tax and insurance escrows, the review of the monthly and quarterly reports required to be submitted by Borrower and the issuance of periodic reports of available borrowing capacity under the Loan, (y) the granting or withholding of any and all consents or approvals which may be requested or given pursuant to the Loan
Documents, and (z) the exercise of, or determination to refrain from exercising, rights and remedies under the Loan Documents. In the event Lender retains a
Servicer as aforesaid, Borrower shall recognize that the Servicer shall have all the rights and obligations of the Lender hereunder and Borrower irrevocably consents to the matters set forth in this SECTION 12.7 and agrees to cooperate with the Servicer in all respects as if Servicer

                                      -67-

were the Lender named herein. Lender shall be responsible for the payment of all fees and expenses of Servicer.

               SECTION 12.8. Creation of Security Interest. Notwithstanding any
other provision set forth in this Loan Agreement, the Note, the Mortgage or any of the other Loan Documents, Lender may at any time create a security interest in all or any portion of its rights under this Agreement, the Note, the Mortgage and any other Loan Document (including, without limitation, the advances owing to it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

                                 ARTICLE XIII.

                          PARTIAL RELEASE OF PROPERTIES

               SECTION 13.1. Partial Release of Properties. Borrower shall have the right to obtain releases of individual Properties from the lien of the
Mortgages and the other Loan Documents (and to obtain a release of any Ordinary
Capital Expenditure Funds, Capital Improvement Funds, Tax Funds and Insurance
Premium Funds held in connection therewith) upon the following terms and conditions:

                         (i) no default shall have occurred and be continuing
                    under the Loan Documents;

                         (ii) the covenant set forth in SECTION 5.1.11 entitled
                    "Single Purpose" shall be fully satisfied, such that the
                    Borrower will no longer own the released Property;

                         (iii) Borrower shall deliver to Lender the Defeasance
                    Collateral required under SECTION 2.5 with respect to such
                    Property, which amount shall be applied in reduction of the
                    Principal Balance of the Note in such manner as Lender shall determine;

                         (iv) Borrower shall deposit the Defeasance Collateral
                    into the Defeasance Collateral Account in an amount
                    equivalent to 125% of the Allocated Loan Amount with respect to such property in such manner as Lender shall determine;

                         (v) the aggregate Allocated Loan Amount of all
                    Properties released in accordance with this SECTION 13.1
                    shall not exceed 25% of the Principal Balance of the Loan;

                         (vi) Lender shall be satisfied that the Debt Service
                    Coverage Ratio of the Properties after such release shall
                    not be less than the Debt Service Coverage Ratio immediately preceding such release and repayment;

                                      -68-

                         (vii) Borrower shall deliver to Lender such other
                    certificates, documents or instruments as Lender may
                    reasonably request; and

                         (viii) Borrower shall have satisfied the other
                    conditions and requirements set forth in SECTION 2.5.

               SECTION 13.2. Release of Portions of Mobile Gardens Property,
Overholser Village Property and Lakeside of Palm Beaches Property. Borrower
shall have the right to obtain a release of the nonrevenue producing (as of the date hereof) commercial frontage property of the Mobile Gardens Mobile Home
Community located in Denver, Colorado, the Overholser Village Property located in Oklahoma City, Oklahoma and the Lakeside of Palm Beaches Property located in
West Palm Beach, Florida (the "RELEASE PARCELS") from the lien of the Mortgage and the other Loan Documents upon the following terms and conditions:

                         (i) Borrower shall provide Lender not less than thirty
                    (30) days notice (or a shorter period of time if permitted by Lender in its sole discretion) specifying a date on which the partial release is to occur;

                         (ii) To the extent applicable, Borrower shall have
                    delivered to Lender evidence that Borrower has complied with all requirements of and obtained all approvals required
                    under any Leases applicable to the release of the Release
                    Parcel and that the release does not violate any of the
                    provisions of the Leases, including, without limitation,
                    provisions relating to the availability of parking at the
                    Property;

                         (iii) Borrower shall have delivered to Lender (A) an
                    endorsement to the existing Lender's title insurance policy, an opinion of counsel (from counsel reasonably acceptable to
                    Lender) or a certificate of an architect (from an architect reasonably acceptable to Lender and licensed to practice in the State) indicating that the Release Parcel has been
                    legally subdivided for zoning lot purposes from the
                    remainder of the Property pursuant to a zoning lot
                    subdivision in accordance with applicable law, (B) an
                    endorsement to the title insurance policy, an opinion of
                    counsel (from counsel reasonably acceptable to Lender) or a certificate of an architect (from an architect reasonably
                    acceptable to Lender and licensed to practice in the State)
                    indicating that the balance of the Property separately
                    conforms to and is in material compliance with all
                    applicable Legal Requirements and constitutes a separate tax lot(s), (C) a certificate from an architect or engineer
                    licensed to practice in the State to the effect that the
                    Release Parcel is not necessary for the uses of the
                    remainder of the Property, including, without limitation,
                    for support, access, driveways, parking, utilities, drainage flows or any other purpose (giving effect to any easements therefor reserved over the Release Parcel for the benefit of the remainder of the Property) and (D) an Officer's
                    Certificate with supporting documentation indicating that
                    either sufficient parking remains on the remainder of the
                    Property to comply with all

                                      -69-

                    Leases of such remainder or reservations of parking (in
                    favor of such remainder) in that portion of the Property
                    released are sufficient to comply with all Leases of such
                    remainder. Notwithstanding the foregoing, in the event that
                    Borrower determines that it shall not effect a zoning lot
                    subdivision, but shall only effect a tax lot subdivision, in lieu of subparagraph (A) above, Borrower shall deliver
                    evidence (either an opinion of counsel or a certificate from an architect or engineer and licensed to practice in the
                    State) that (y) the entire Property remains a single zoning lot and all improvements located thereon remain in
                    compliance with all Legal Requirements and (z) the entire
                    Property shall be subject to a zoning lot development
                    agreement recorded in the appropriate land records which
                    will restrict the use of the Release Parcel and will permit the use, development and restoration (in the case of a
                    Casualty or other damage) of the remainder of the Property such that the remainder of the Property may continue to be used, developed and restored in the manner existing on the date of release; and

                         (iv) If the requirements of this Section 13.2 have been
                    satisfied, the Release Parcel shall be released from the
                    lien of the Mortgage. In connection with the release of the
                    Lien, Borrower shall submit to Lender, not less than ten
                    (10) days prior to the Partial Release Date (or such shorter time as is acceptable to Lender in its sole discretion), a release of Mortgage (and related Loan Documents) for
                    execution by Lender. Such release shall be in a form
                    appropriate in the jurisdiction in which the Property is
                    located and that contains standard provisions protecting the rights of the releasing lender. Borrower shall pay all
                    costs, taxes and expenses associated with the release of the lien of the Mortgage, including Lender's reasonable
                    attorneys' fees. Borrower shall cause title to the Release
                    Parcel so released from the lien of the Mortgage to be
                    transferred to and held by a Person other than Borrower.

               SECTION 13.3. Allocated Loan Amounts. SCHEDULE 1 sets forth the allocation of the Principal Balance of the Loan amongst the Properties (such allocation with respect to each Property, the "ALLOCATED LOAN AMOUNT"). The
Allocated Loan Amounts shall not be subject to adjustment or reallocation as a result of any prepayments of the Principal Balance.

                                  ARTICLE XIV.

                                  MISCELLANEOUS

               SECTION 14.1. Non-Waiver. The failure of Lender to insist upon strict performance of any term of this Agreement shall not be deemed to be a waiver of any term of this Agreement. Borrower shall not be relieved of
Borrower's obligation to pay the Debt at the time and in the manner provided for its payment in the Note, the Mortgages and this Agreement by reason of (i)
failure of Lender to comply with any request of Borrower to take any action to foreclose any one or more of the Mortgages or otherwise enforce any of the provisions of this

                                      -70-

Agreement, the Mortgages, the Note or any of the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Properties or any other collateral or security for the Debt, or (iii) any agreement or stipulation between Lender and any subsequent owner or owners of the Properties or other Person extending the time of payment or otherwise modifying or supplementing the terms of the Note, the Mortgages, this Agreement or any of the other Loan Documents without first having obtained the consent of Borrower, and in the latter event, Borrower shall continue to be obligated to pay the Debt at the time and in the manner provided in the Note, the Mortgages and this
Agreement, as so extended, modified and supplemented, unless, expressly released and discharged from such obligation by Lender in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Properties, Lender may release any Person at any time liable for the payment of the Debt or any portion thereof or any part of the security held for the Debt and may extend the time of payment or otherwise modify the terms of the Note, the Mortgages, this Agreement or any of the other Loan Documents, including, without limitation, a modification of the interest rate payable on the Principal
Balance, without in any manner impairing or affecting the Mortgages or the respective liens thereof or the priority of the Mortgages, as so extended and modified, as security for the Debt over any such subordinate lien, encumbrance, right, title or interest. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose any one or more of the Mortgages. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy set forth in the Loan
Documents or now or hereafter afforded by law. The rights of Lender under this
Agreement and the other Loan Documents shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision of this Agreement or of the other Loan Documents to the exclusion of any other provision set forth in this Agreement or the other Loan Documents.

               SECTION 14.2. Sole Discretion. Except as may otherwise be
expressly provided to the contrary, wherever pursuant to the Note, the
Mortgages, this Agreement, or any of the other Loan Documents, Lender exercises any right given to it to consent or not consent, or to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender shall be in the sole and absolute discretion of Lender and shall be final and conclusive.

               SECTION 14.3. Absolute and Unconditional Obligation. Borrower
acknowledges that Borrower's obligation to pay the Debt in accordance with the provisions of the Note, the Mortgages and this Agreement is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the Note, the Mortgages or this Agreement or the obligation of
Borrower thereunder to pay the Debt or the obligations of any other Person relating to the Note, the Mortgages or this Agreement or the obligations of
Borrower under the Note, the Mortgages or this Agreement or otherwise with respect to the Loan, and Borrower absolutely, unconditionally and irrevocably waives any and all right to assert any defense (other than the defense of payment), setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligation of Borrower to pay the Debt in accordance with the provisions of the Note, the Mortgages and this Agreement

                                      -71-

or the obligations of any other Person relating to the Note, the Mortgages or this Agreement or the obligations of Borrower under the Note, the Mortgages or this Agreement or otherwise with respect to the Loan in any action, case or proceeding brought by Lender to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by the Mortgages or any other document or instrument securing repayment of the
Debt, in whole or in part (provided, however, that the foregoing provisions of this sentence shall not be deemed a waiver of the right of Borrower to assert any compulsory counterclaim in any such action, case or proceeding brought by
Lender in any state court if such counterclaim is compelled under local law or rule or procedure, or in any such action, case or proceeding brought by Lender in a court of the United States, nor shall the foregoing provisions of this sentence be deemed a waiver of the right of Borrower to assert any claim which would otherwise constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lender in any separate action, case or proceeding brought by Borrower against Lender).

               SECTION 14.4. Relationship. The relationship of Lender to
Borrower hereunder is strictly and solely that of lender and borrower and nothing contained in the Note, the Mortgages, this Agreement or any of the other
Loan Documents is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Lender and Borrower other than as lender and borrower.

               SECTION 14.5. Anti-Forfeiture. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording the Federal government or any state or local government the right of forfeiture under any Federal or state RICO or similar law as against the Properties or any part thereof or interest therein or any monies paid in performance of Borrower's obligations under this Agreement, the Mortgages, the Note or any of the other
Loan Documents. In furtherance thereof, Borrower hereby indemnifies Lender and agrees to defend and hold Lender harmless from and against any loss, damage or injury by reason of the breach of the covenants and agreements set forth in this paragraph. Without limiting the generality of the foregoing, the filing of formal charges or the commencement of proceedings against Borrower or against the Properties or any part thereof or interest therein under any Federal or state law for which forfeiture of the Properties or any part thereof or of any monies paid in performance of Borrower's obligations under the Loan Documents is a potential result, shall, at the election of Lender, but otherwise subject to the immediately following sentence, constitute an Event of Default hereunder without notice or opportunity to cure. Notwithstanding the foregoing, after prior notice to Lender, Borrower, at its own cost and expense, may contest the validity of or application of any such law affording such forfeiture, provided that (i) no default shall have occurred and shall be continuing under the Note, the Mortgages, this Agreement or any of the other Loan Documents, (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower, or the Properties, are subject and shall not constitute a default thereunder, (iii) neither the
Properties nor any portion thereof nor any interest therein will in the opinion of Lender be in danger of being sold, forfeited, terminated, canceled or lost, and (iv) Borrower shall have deposited with Lender cash, cash equivalent or letter of credit satisfactory to Lender in an amount sufficient to discharge any lien together with interest and penalties thereon arising out of such law.
Notwithstanding the foregoing, Borrower shall not be required to make any deposit with Lender pursuant to clause (iv) of the preceding sentence, if Lender is reasonably satisfied

                                      -72-

that (a) the act or omission affording such forfeiture was committed by a Person other than Borrower or an Affiliate or subsidiary of Borrower, (b) Borrower is diligently pursuing its rights and remedies against such Person, (c) neither the
Properties nor any portion thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (d) the respective liens and priorities of the Mortgages will not be in danger of being primed, diminished or forfeited.

               SECTION 14.6. Deposits. Whenever in this Agreement, Borrower is required to deposit monies with Lender to secure obligations of Borrower under this Agreement or as a condition precedent to Borrower's right to contest certain obligations, such monies shall (unless otherwise specifically provided to the contrary in this Agreement) be held in an interest-bearing account selected by Lender. All such accrued interest shall be held, disbursed and applied in accordance with the provisions applicable to such deposits, it being agreed that interest earned on the Tax Fund Account and the Insurance Premium
Account shall be credited against future required monthly deposits. From time to time, at the request of Borrower, Lender shall disburse interest earned on the
Capital Improvement Account to the Borrower for deposit into the Operating
Account provided Lender is reasonably satisfied that sufficient funds remain in such Accounts to complete all Capital Work required hereunder. In order to secure the payment of the Debt and the performance by Borrower of its obligations under the Loan Documents, Borrower hereby grants and assigns to
Lender a security interest in and to all monies from time to time on deposit in any such account. Upon the occurrence of an Event of Default and for so long as such Event of Default shall continue, Lender shall have the absolute right to apply all or any portion of the balances held in any such accounts to the payment of the Debt whether or not due and payable in such order, priority and proportions as Lender in its discretion shall deem appropriate.

               SECTION 14.7. No Brokers. Lender shall not be required to pay any brokerage fees or commissions or other remuneration of any nature whatsoever arising from the extension of the Loan or the funding of the Loan and Borrower agrees to defend, indemnify and hold Lender harmless, from and against any and all claims made against, or liabilities, obligations, damages, costs and expenses (including reasonable attorneys' fees and disbursements) incurred by
Lender in connection with any claims which are asserted by any broker with whom
Borrower has, or is alleged to have, dealt in connection with the Loan or any other Person claiming by, through or under Borrower in connection with the Loan.

               SECTION 14.8. Submission to Jurisdiction. Borrower agrees to submit to personal jurisdiction in the State of New York in any action, case or proceeding arising out of the Note, this Agreement or the other Loan Documents
(other than the Mortgages and the Assignments of Leases and Rents), and, in
furtherance of such agreement, Borrower hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over
Borrower in any such action, case or proceeding may be obtained within or without the jurisdiction of any court located in the State of New York and that any process or notice of motion or other application to any such court in connection with any such action, case or proceeding may be served upon Borrower by registered or certified mail to or by personal service at the last known address of Borrower, as the case may be, whether such address be within or without the jurisdiction of any such court. Borrower also agrees that the venue of any litigation arising in connection with the Debt or in respect of any of the obligations of Borrower under the Note, this Agreement or the other Loan
Documents (other than enforcement actions

                                      -73-

brought under the Mortgages and the Assignments of Leases and Rents) shall, to the extent permitted by law, be in New York County, New York.

               SECTION 14.9. Retention of Counsel and Consultants. If Lender
deems it to be in its best interests to retain the assistance of any Person
(including, but not limited to, attorneys, title insurance companies, third party escrow agents, appraisers, accountants, engineers and surveyors) with respect to any request for consent or approval by Lender relating to the Loan
Documents, Borrower shall reimburse Lender within ten (10) days of its demand for all reasonable costs incurred by them in connection with the employment of such Persons.

               SECTION 14.10. Waiver of Notice. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except as required by applicable law and except with respect to matters for which this Agreement specifically and expressly provides for the giving of notice by Lender to
Borrower, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which applicable law or this
Agreement does not specifically and expressly provide for the giving of notice by Lender to Borrower.

               SECTION 14.11. Indemnification of Lender. Borrower shall
indemnify Lender and its respective affiliates, subsidiaries, directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and reasonable expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder; provided, however, that nothing herein shall obligate
Borrower to indemnify Lender from and against any losses, claims, damages, penalties, judgments, liabilities and expenses, imposed on or incurred by Lender by reason of Lender's willful misconduct or gross negligence. The obligations of
Borrower under this paragraph shall survive the termination of this Agreement.

               SECTION 14.12. Construction of Agreement. The titles and headings preceding the Sections of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of such Section and shall not be given any consideration in the construction of this Agreement.

               SECTION 14.13. Parties Bound, etc. All of the terms, covenants and provisions of this Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns. Borrower shall not have the right without the prior consent of Lender (which consent may be withheld in the sole and absolute discretion of Lender) to assign or transfer its rights under this Agreement or under any of the other Loan Documents, in whole or in part, by agreement, operation of law or otherwise to any other
Person, it being agreed that any such assignment or transfer without the prior consent of Lender shall be void and of no force and effect and shall constitute an immediate Event of Default under this Agreement.

               SECTION 14.14. COMPLETE AGREEMENT. NO STATEMENTS, AGREEMENTS OR
REPRESENTATIONS, ORAL OR WRITTEN, WHICH MAY HAVE BEEN MADE BY LENDER, OR BY ANY
EMPLOYEE, AGENT OR BROKER ACTING ON BEHALF OF LENDER, WITH RESPECT TO THIS
AGREEMENT OR THE LOAN SHALL

                                      -74-

BE OF ANY FURTHER FORCE OR EFFECT, EXCEPT TO THE EXTENT SPECIFICALLY SET FORTH
IN THIS AGREEMENT OR IN THE OTHER LOAN DOCUMENTS, AND ALL PRIOR AGREEMENTS AND
REPRESENTATIONS IN RESPECT OF THIS AGREEMENT AND THE LOAN ARE MERGED IN THIS
AGREEMENT SO THAT THIS AGREEMENT SHALL CONSTITUTE THE ENTIRE AGREEMENT BETWEEN
LENDER AND BORROWER WITH RESPECT TO THE LOAN.

               SECTION 14.15. Governing Law. This Agreement shall in all
respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

               SECTION 14.16. Severability. If any term, covenant, provision or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant, provision or condition.

                                      -75-

               SECTION 14.17. Notices. Any notice, request, demand, statement, authorization, direction, approval or consent made under this Agreement or under the other Loan Documents shall be in writing and shall be sent by Federal
Express or other reputable national overnight courier service, or by postage prepaid registered or certified mail, return receipt requested, and shall be deemed given when received at the following addresses if sent by Federal
Express, or other reputable national courier service, and three (3) Business
Days after being postmarked and addressed as follows if sent by postage prepaid registered or certified mail, return receipt requested:

               If to Lender:

               Morgan Stanley Dean Witter Mortgage Capital Inc.
               1585 Broadway, 38th Floor
               New York, New York 10036
               Attention: James E. Flaum and Kevin Swartz

               With a copy to:

               Paul, Hastings, Janofsky & Walker LLP
               Park Avenue Tower
               75 East 55th Street
               New York, New York  10022
               Attention: Kenneth J. Friedman, Esq.

               If to Borrower, Property Manager, any Guarantor or any Affiliate
               of Borrower, Property Manager or any Guarantor:

               c/o Affordable Residential Communities
               600 Grant Street,  Suite 900
               Denver, CO 80203
               Attention: Frank LoFrisco, Vice President
                          and
                          Scott Gesell, Vice President and
                          General Counsel
                          and
                          Larry Kreider, Chief Financial Officer

               With a copy to:

               GMAC Commercial Mortgage Corporation
               200 Witmer Road
               Horsham, Pennsylvania  19044-0809
               Attention: Loan Servicing

               And an additional copy to:

                                      -76-

               Skadden, Arps, Slate, Meagher & Flom LLP
               4 Times Square
               New York, New York  10036
               Attention:  Fred B. White III, Esq.

               And an additional copy to:

               Proskauer Rose LLP
               1585 Broadway
               New York, New York  10036
               Attention:  Steven L. Lichtenfeld, Esq.

Each party may designate a change of address by notice to the other parties, given at least fifteen (15) days before such change of address is to become effective. In no event shall GMAC be removed as a notice party without its prior written approval.

               SECTION 14.18. Modification. This Agreement may not be modified, amended or terminated, in whole or in part, except by an agreement in writing executed by the parties hereto.

               SECTION 14.19. Waivers. Lender may at any time and from time to time waive any one or more of the terms, covenants, provisions or conditions contained in this Agreement or in the other Loan Documents, but any such waiver shall be deemed made in pursuance hereof or thereof and not in modification thereof, and any such waiver in any particular instance or circumstance shall in no event or under any circumstance be considered a waiver of any such term, covenant, provision or condition in any other instance or any other circumstance.

               SECTION 14.20. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER
HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY
IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR
OTHERWISE RELATING TO THE NOTE, THE MORTGAGES, THIS AGREEMENT OR ANY OTHER
DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED AND DELIVERED IN CONNECTION
THEREWITH OR WITH THE LOAN.

                                      -77-

               IN WITNESS WHEREOF, Lender and Borrower have duly executed this
Agreement as of the day and year first above written.

                                    MORGAN STANLEY DEAN WITTER MORTGAGE
                                    CAPITAL INC, a New York corporation

                                    By:    /s/ Steven R. Maeglin
                                          --------------------------------------
                                          Name: Steven R. Maeglin
                                          Title: Vice President

                                    ARC COMMUNITIES 3 LLC, a Delaware limited
                                    liability company

                                    By:   /s/ Frank LoFrisco
                                          --------------------------------------
                                          Name: Frank LoFrisco
                                          Title: Vice President